SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of
                    the Securities Exchange Act of 1934
                             (Amendment No. )

Filed by the Registrant  / X /

Filed by a Party other than the Registrant  /   /

Check the appropriate box:

/ X /   Preliminary Proxy Statement

/   /   Confidential, for Use of the Commission Only (as permitted by
        Rule 14a-6(e)(2))

/   /   Definitive Proxy Statement

/   /   Definitive Additional Materials

/   /   Soliciting Material Pursuant to Section 240.14a-11(c) or
        Section 240.14a-12

                             PCT HOLDINGS, INC.
- ---------------------------------------------------------------------------
              (Name of Registrant as Specified In Its Charter)


- ---------------------------------------------------------------------------
                 (Name of Person(s) Filing Proxy Statement
                       if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/ X /   $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1),
        14a-6(i)(2) or Item 22(a)(2) of Schedule 14A

/   /   $500 per each party to the controversy pursuant to Exchange Act
        Rule 14a-6(i)(3)

/   /   Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
        and 0-11

        1) Title of each class of securities to which transaction applies:

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        2)   Aggregate number of securities to which transaction
             applies:

             --------------------------------------------------------------

        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*

             --------------------------------------------------------------

        4)   Proposed maximum aggregate value of transaction:

             --------------------------------------------------------------

        5)   Total free paid:

             --------------------------------------------------------------

/   /   Fee paid previously with preliminary materials.

        Set forth the amount on which the filing fee is calculated and state how it was determined.

/   /   Check box if any part of the fee is offset as provided by Exchange
        Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1)   Amount Previously Paid:

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        2)   Form, Schedule or Registration Statement No.:

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        3)   Filing Party:

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        4)   Date Filed:

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
                                                            PRELIMINARY COPY


                             PCT HOLDINGS, INC.




                            September [20], 1996


Dear Shareholder:

    It is my pleasure to invite you to attend the Annual Meeting of Shareholders of PCT Holdings, Inc. (the "Company"), to be held at the West Coast Wenatchee Convention Center, located at 121 North Wenatchee Avenue, Wenatchee, Washington, on Tuesday, October 29, 1996, at 10:00 a.m Pacific Standard Time.

    The attached Notice of Annual Meeting and Proxy Statement describe the business to be transacted at the meeting. During the meeting, we also will report on the operations of the Company. The Company's directors and officers will be present to respond to your questions.

    Detailed information concerning the Company's business and results of operations during the fiscal year ended May 31, 1996 is contained in our Annual Letter to Shareholders and Form 10-KSB, which also are enclosed in this package.

    Your vote at the Annual Meeting is important, regardless of the number of shares you own. ON BEHALF OF THE BOARD OF DIRECTORS, I URGE YOU TO MARK, SIGN, DATE, AND RETURN THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE PRE-PAID ENVELOPE EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING. If you attend the Annual Meeting, you may vote in person even if you have previously returned your proxy card to us.


                                   Sincerely,


                                   Donald A. Wright
                                   Chairman of the Board, President
                                   and Chief Executive Officer

                                                           PRELIMINARY COPY
                             PCT HOLDINGS, INC.
- --------------------------------------------------------------------------------
    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD OCTOBER 29, 1996
- --------------------------------------------------------------------------------

The Annual Meeting of Shareholders of PCT Holdings, Inc., a Nevada corporation (the "Company"), will be held at the West Coast Wenatchee Convention Center, located at 121 North Wenatchee Avenue, Wenatchee, Washington, on Tuesday, October 29, 1996, at 10:00 a.m. Pacific Standard Time, for the following purposes:

     1. To elect eight directors of the Company;

     2. To approve the Amended and Restated Stock Incentive Plan attached as Appendix A to the proxy statement attached hereto (the "Proxy
Statement");

     3(a). To approve the change of the Company's state of incorporation from Nevada to Washington through a merger of the Company with and into a newly formed Washington subsidiary (the "Washington Corporation"), and the conversion of each outstanding security of the Company into a corresponding security of the Washington Corporation, as described in the Agreement and Plan of Merger attached as Appendix B to the Proxy Statement. Approval of the change of domicile will also constitute approval of the change of the Company's name to Pacific Aerospace & Electronics, Inc. and approval of all of the provisions set forth in the Articles of Incorporation and Bylaws of the Washington Corporation, attached as Appendices C and D to the Proxy Statement.

     3(b). If Proposal 3(a) is not approved, to approve the amendment of the Company's existing Articles of Incorporation to change the Company's name to "Pacific Aerospace & Electronics, Inc.";

     4. To ratify the appointment of the independent auditors of the Company; and

     5. To transact any other business that may properly come before the Annual Meeting.

The Board of Directors is not aware of any other business to come before the Annual Meeting.

Only shareholders of record at the close of business on September 10, 1996, are entitled to notice of and to vote at the Annual Meeting or any adjournments thereof.

Please complete, sign, and date the enclosed proxy and return it promptly in the enclosed envelope. If you attend the meeting, you may revoke the proxy and vote personally on all matters brought before the meeting. A list of shareholders will be available for inspection by the shareholders at the corporate headquarters of the Company, 434 Olds Station Road, Wenatchee, Washington 98801.

                                  By Order of the Board of Directors,


                                  Donald A. Wright, Chairman of the Board,
                                  Chief Executive Officer and President
September [20], 1996
Wenatchee, Washington

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE EXECUTE AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE SO THAT YOUR SHARES WILL BE VOTED. THE ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                                                           PRELIMINARY COPY
                             PCT HOLDINGS, INC.

                           434 Olds Station Road
                        Wenatchee, Washington 98801
                               (509) 664-8000



                              PROXY STATEMENT


PURPOSE

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of PCT Holdings, Inc., a Nevada corporation (the "Company"), to be voted at the annual meeting of shareholders of the Company to be held at the West Coast Wenatchee Convention Center, 121 North Wenatchee Avenue, Wenatchee, Washington, on Tuesday, October 29, 1996, at 10:00 a.m. Pacific Standard Time (the "Annual Meeting"). The accompanying Notice of Annual Meeting of Shareholders, this Proxy Statement, and the enclosed proxy are being mailed to shareholders first on or about September [20], 1996.

RECORD DATE AND OUTSTANDING SHARES

     The Board of Directors has fixed September 10, 1996, as the record date for the determination of holders of common stock, $.001 par value, of the Company (the "Common Stock") entitled to notice of and to vote at the Annual Meeting. At the close of business on that date there were outstanding and entitled to vote 9,728,309 shares of Common Stock. Holders of Common Stock will be entitled to one vote per share of Common Stock held and are not entitled to cumulative voting rights in the election of directors.

PROXIES AND REVOCATION OF PROXIES

     The enclosed proxy is being solicited by the Board of Directors for use at the Annual Meeting and any adjournments thereof and will not be voted at any other meeting. All proxies that are properly executed, received by the Company prior to or at the Annual Meeting, and not properly revoked will be voted at the Annual Meeting or any adjournments thereof in accordance with the instructions given therein.

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by
(i) filing with the Secretary of the Company, at or before the taking of the vote at the Annual Meeting, a written notice of revocation bearing a later date than the date of the proxy, (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company before the Annual Meeting, or (iii) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy). Any written notice revoking a proxy should be sent to PCT Holdings, Inc., c/o Stoel Rives LLP, 600 University Street, 36th Floor, Seattle, WA 98101, Attention: Sheryl A. Symonds, Secretary, or hand delivered to the Secretary, at or before the taking of the vote at the Annual Meeting.

QUORUM AND VOTING

     The presence in person or by proxy of at least a majority of the total number of outstanding shares of Common Stock entitled to vote at the Annual Meeting is required to constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes will be considered represented at the meeting for the purpose of determining a quorum.

     The shares represented by each proxy will be voted in accordance with the instructions given therein. Where no instructions are indicated, the proxy will be voted for the nominees to the Board of Directors named in this Proxy Statement; for approval of the Amended and Restated Stock Incentive Plan (the "Amended Plan"); for approval of the proposed reincorporation merger of the Company with and into its wholly owned subsidiary Pacific Aerospace & Electronics, Inc., a Washington corporation (the "Reincorporation"); if the Reincorporation is not approved, for approval of the change of the Company's corporate name to "Pacific Aerospace & Electronics, Inc."; for the ratification of Moss Adams LLP as independent auditors for the Company for the fiscal year ending May 31, 1997; and at the discretion of the persons named in the proxy on any other business that may properly come before the Annual Meeting.

     Under applicable law and the Company's Articles of Incorporation and Bylaws, if a quorum is present at the Annual Meeting, the eight nominees for election to the Board of Directors who receive the plurality of votes cast for the election of directors by the shares present in person or represented by proxy shall be elected directors. Each shareholder will be entitled to one vote for each share of Common Stock held and will not be entitled to cumulate votes in the election of directors. The Amended Plan will be approved if a majority of votes cast at the Annual Meeting in person or by proxy vote in favor thereof. The Reincorporation will be approved if a majority of the outstanding shares of Common Stock of the Company are voted in favor of the Reincorporation. If the Reincorporation is not approved, the corporate name change will be approved if a majority of the outstanding shares of Common Stock are voted in favor of the name change. The appointment of Moss Adams LLP as the Company's independent auditors will be ratified if the number of votes cast in favor of the proposal exceeds the number of votes cast against it. Abstentions and broker non-votes will have no effect on the outcome of the voting because they will not represent votes cast, except with respect to the Reincorporation and the corporate name change, for which abstentions and broker non-votes will have the practical effect of a vote against the proposal because they represent fewer votes for approval.

SOLICITATION OF PROXIES

     The cost of preparing, printing, and mailing this Proxy Statement and of the solicitation of proxies by the Company will be borne by the Company. Solicitation will be made by mail and, in addition, may be made by directors, officers, and employees of the Company personally, or by telephone or facsimile. The Company will request brokers, custodians, nominees, and other like parties to forward copies of proxy materials to beneficial owners of Common Stock and will reimburse such parties for their reasonable and customary charges or expenses in this connection.

                     PROPOSAL 1 - ELECTION OF DIRECTORS

     The Board of Directors of the Company will consist of eight directors, who will be elected at the Annual Meeting to serve until their successors are elected at the next annual meeting of shareholders. Proxies received from shareholders, unless directed otherwise, will be voted FOR the election of the following nominees: Donald B. Cotton, Allen W. Dahl, Herman
L. "Jack" Jones, Paul Schmidhauser, Gregory Smith, Robert L. Smith, Roger
P. Vallo, and Donald A. Wright.

     If any nominee is unable to stand for election, the shares represented by all valid proxies will be voted for the election of such substitute nominee as the Board of Directors may recommend. All of the nominees are currently directors of the Company. The Company is not aware that any nominee is or will be unable to stand for election.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL OF THE NOMINEES NAMED BELOW FOR DIRECTORS OF THE COMPANY.

     Set forth below are the name, position held with the Company, and age of each of the nominees for director of the Company. The principal occupation and five-year employment history of each of the nominees are described below under "Directors and Executive Officers," and the number of shares of Common Stock held or controlled by each nominee as of September 10, 1996, is set forth below in "Security Ownership of Principal Shareholders and Management."

Name                              Position                                    Age
- ----                              --------                                    ---

Donald A. Wright                  Chairman of the Board, Chief                44
                                  Executive Officer and President

Herman L. "Jack" Jones            Executive Vice President, Chief
                                  Operating Officer  and Director             65

Donald B. Cotton                  Director                                    58

Allen W. Dahl, M.D.               Director                                    68

Paul Schmidhauser                 Director                                    47

Gregory Smith                     Director                                    42

Robert L. Smith                   Director                                    81

Roger P. Vallo                    Director                                    61


                      DIRECTORS AND EXECUTIVE OFFICERS

     Donald A. Wright has been the Chairman of the Board, Chief Executive Officer and President of the Company since February 1995, and held those same positions with PCT Holdings, Inc., an Washington corporation ("Original PCTH"), and its successor from May 1994 until the successor was dissolved in May 1996. Mr. Wright has been an officer and director of Pacific Coast Technologies, Inc., a wholly owned subsidiary of the Company ("Pacific Coast") and its predecessor, Kyle Technology Corporation, since 1990. Mr. Wright also has been an officer and director of each of the Company's other four operating subsidiaries since their respective acquisitions by the Company. Mr. Wright has been a director of Jungle Street, Inc., a Utah corporation ("Jungle Street, Inc."), an internet service provider and long distance reseller with securities registered under Section 12(g) of the Securities Exchange Act of 1934 (the "1934 Act"), as amended, since August 30, 1996.

     Herman L. "Jack" Jones has been the Executive Vice President, Chief Operating Officer and a director of the Company since February 1995, and held those same positions with Original PCTH and its successor from May 1994 until the successor was dissolved. Mr. Jones also has served as a director of Pacific Coast since April 1994, a director of Morel Industries, Inc., a wholly owned subsidiary of the Company ("Morel"), since December 1995 and a director of Seismic Safety Products, Inc., a wholly owned subsidiary of the Company ("Seismic"), since October 1995. Mr. Jones founded Cashmere Manufacturing Co., Inc., another wholly owned subsidiary of the Company ("Cashmere"), has served as a director of Cashmere since 1969, and served as President of Cashmere from that time until August 21, 1996.

     Nick A. Gerde has been the Vice President Finance and Chief Financial Officer of the Company since February 1995. He has been the Treasurer of the Company since August 9, 1996. Mr. Gerde is also an officer and director of each of the Company's operating subsidiaries. Mr. Gerde is a certified public accountant. Mr. Gerde served as Controller/CFO of Hydraulic Repair & Design, Inc., a regional hydraulic component repair and wholesale distribution company, from March 1990 through April 1993; Business Development Specialist with the Economic Development Council of North Central Washington from July 1993 to June 1994; and vice president of Televar Northwest, Inc., a closely held telecommunications company ("Televar"), from July 1994 to February 1995. Mr. Gerde was the Secretary of Televar until Televar was merged into a wholly owned subsidiary of Jungle Street, Inc.

on August 30, 1996. Mr. Gerde has been a director and Secretary of Jungle Street, Inc. (and of its Televar subsidiary) since August 30, 1996.

     Donald B. Cotton has been a director of the Company since February 1995, and was a director of Original PCTH and its successor from May 1994 until the successor was dissolved. He was a director of Pacific Coast from October 1993 to October 1994. Mr. Cotton retired from GTE in 1993, where he served most recently as a vice president. He is currently self-employed as a software consultant. Mr. Cotton has been a director of Jungle Street, Inc. since August 30, 1996.

     Allen W. Dahl, M.D. has been a director of the Company since February 1995, and was a director of Original PCTH and its successor from October 1994 until the successor was dissolved. Dr. Dahl is a semi-retired physician, practicing in the Puget Sound region of Washington.

     Paul Schmidhauser has been a director of the Company since November 1995. Mr. Schmidhauser currently manages SIR Schmidhauser Industrial Representations AG, a Swiss company. From January 1994 to January 1995, Mr. Schmidhauser was a private investor. Prior to January 1994, Mr. Schmidhauser was a Vice President of ABB W&E Umwelttechnik AG, a Swiss company. Mr. Schmidhauser was nominated for election as a director by Lysys Ltd. ("Lysys"). See "Certain Relationships and Related Transactions."

     Gregory Smith has been a director of the Company since September 20, 1996. Mr. Smith was appointed by the Board of Directors to fill a vacancy left by the resignation of Arthur S. Robinson. Mr. Smith has been in the securities brokerage business since 1987, and currently serves as a First Vice President of Prudential Securities, where he has been employed since 1992. Prior to that date he served as a Vice President of Smith Barney.

     Robert L. Smith has been a director of the Company since February 1995 and was the Treasurer of the Company from that date until July 9, 1996. Mr. Smith held those same positions with Original PCTH and its successor from May 1994 until the successor was dissolved. Prior to May 1994, he served as a director and officer of Pacific Coast. Mr. Smith is engaged in the commercial real estate business for Prudential Preferred Properties in Everett, Washington.

     Roger P. Vallo has been a director of the Company since February 1995 and was the Secretary of the Company from that date until August 9, 1996. Mr. Vallo held those same positions with Original PCTH and its successor from May 1994 until the successor was dissolved. Mr. Vallo served as a director of Pacific Coast from February 1991 to November 1995 and as Secretary from July 1993 to October 1994. From 1990, he served as a director of the predecessor of Pacific Coast and subsequently as a director of Pacific Coast. Mr. Vallo also is the President and Chief Executive Officer of Prudential Preferred Properties in Everett, Washington. Mr. Vallo has been a director of Jungle Street, Inc. since August 30, 1996.

     No employee of the Company receives any compensation for his services as a director. Non-employee directors receive no salary for their services and receive no fee for their participation in meetings other than pursuant to the Company's Independent Director Stock Plan (the "Director Plan").

     The Director Plan, approved by the shareholders of the Company in November 1995, provides for an initial award of 500 shares of Common Stock and an annual award of $5,000 worth of Common Stock to each non-employee director. Each non-employee director who serves on a committee of the Board of Directors is entitled to receive a fee of $1,000 per year for each committee on which that director serves, and the chairperson of each committee is entitled to receive an additional $500 fee per year. In addition, each non-employee director of a subsidiary of the Company, who is not a director of the Company, will receive a fee of up to $1,000 per year. At the Board of Directors' option, persons who serve as directors of a subsidiary of the Company may be eligible for additional fees. Each of the cash fees may be paid, at the Board of Directors' option, in shares of Common Stock. As of September 10, 1996, 9,000 shares have been issued to directors under the Independent Director Plan, all of which are vested, and an additional 500 shares are issuable as of September 20, 1996.

     All directors are reimbursed for reasonable travel and other out-of-pocket expenses incurred in attending meetings of the Board of Directors.

     Directors are elected at the annual meeting of shareholders. Vacancies resulting from an increase in the size of the Board of Directors or the resignation or removal of a director may be filled by the Board of Directors or by the shareholders. Directors hold office until the next annual meeting of shareholders and until their successors are elected and qualified.

             COMMITTEES OF THE BOARD OF DIRECTORS AND MEETINGS

     The Company's Board of Directors has established a Compensation Committee, a Finance and Audit Committee, an Option Committee, and a Nominating Committee.

     The Compensation Committee establishes salaries, incentives, and other forms of compensation for the chief executive officer, the chief financial officer and certain other key employees of the Company, and administers policies relating to compensation and benefits other than option grants. The Compensation Committee also administers the Director Plan. Donald B. Cotton, Allen W. Dahl, and Roger P. Vallo are the current members of the Compensation Committee. The Compensation Committee met two times during fiscal 1996.

     The Finance and Audit Committee reviews the Company's accounting policies, practices, internal accounting controls and financial reporting. The Finance and Audit Committee also oversees the engagement of the Company's independent auditors, reviews the audit findings and recommendations of the independent auditors, and monitors the extent to which the findings and recommendations of the independent auditors have been implemented. Roger P. Vallo, Robert L. Smith, Donald B. Cotton, and Allen W. Dahl are the current members of the Finance and Audit Committee. The Finance and Audit Committee met two times during fiscal 1996.

     The Nominating Committee recommends individuals to be presented to the shareholders for election or reelection to the Board of Directors. Written proposals from shareholders for nominees for directors to be elected at the 1997 annual meeting of shareholders that are submitted to the Secretary of the Company by May 23, 1997, and that contain sufficient background information concerning the nominee to enable a judgment to be made as to his or her qualifications, will be considered by the Nominating Committee. Donald A. Wright, Robert L. Smith, Roger P. Vallo, and Allen W. Dahl are the current members of the Nominating Committee. The Nominating Committee met one time during fiscal 1996.

     The Option Committee administers the Company's 1995 Stock Incentive Plan, and has the duties described therein. The Option Committee would have the same duties under the Amended Plan, a copy of which is attached as Appendix A to this Proxy Statement. See Proposal 2. Allen W. Dahl, Paul Schmidhauser and Roger P. Vallo are the current members of the Option Committee. The Option Committee met one time during fiscal 1996 and approved certain actions by unanimous written consent.

     The Company's Board of Directors met 10 times during fiscal 1996. Each incumbent director attended at least 75 percent of the meetings of the Board of Directors in person or by telephone, except Gregory Smith, who joined the Board of Directors on September 20, 1996. The Board of Directors also approved certain actions by unanimous written consent.

                     SECURITIES OWNERSHIP OF PRINCIPAL
                        SHAREHOLDERS AND MANAGEMENT

     The following table shows, to the best of the Company's knowledge based on the records of the Company's transfer agent and the Company's records on issuances of shares, as adjusted to reflect changes in ownership documented in filings with the Securities and Exchange Commission made by certain shareholders and provided to the Company pursuant to Section 16 of the 1934 Act and statements provided to the Company by certain shareholders, Common Stock ownership as of September 10, 1996, by (i) each person known by the Company to own beneficially more than 5% of the Company's outstanding Common Stock ("Principal Shareholder"), (ii) each of the Company's directors, (iii) the Named Executive in the Summary Compensation Table (see "Executive Compensation"), and (iv) all executive officers and directors of the Company as a group. The table also shows the ownership of each of these shareholders of the Company's common stock purchase warrants (the "Warrants") that were included in the units sold by the Company in its July 1996 public offering.


                                                                                      Amount and Nature
                                           Amount and Nature of                         of Beneficial
                                           Beneficial Ownership     Percentage of       Ownership of       Percentage of
NAME AND ADDRESS OF BENEFICIAL OWNER        of Common Stock(1)     Common Stock(2)        Warrants            Warrants
- ------------------------------------       --------------------    ---------------    -----------------    -------------

Donald A. Wright(3)
c/o PCT Holdings, Inc.
434 Olds Station Road
Wenatchee, WA 98801.....................        1,246,282               11.6%               1,500                *

Herman L. "Jack" Jones
c/o PCT Holdings, Inc.
432 Olds Station Road
Wenatchee, WA 98801.....................         701,437                7.2%                 ---                ---

Pensionfund of the Siemens
Companies in Switzerland
CH 8047
Zurich, Switzerland.....................         650,000                6.7%                 ---                ---

Stephen Morel
224 Stoneybrook Lane
Wenatchee, WA 98801.....................         398,433                4.1%                 ---                ---

Melvin B. Hoelzle(4)
8105 South Broadway
Everett, WA 98203.......................         380,500                3.9%                 ---                ---

Roger Vallo(5)
2707 Colby Avenue
Suite 1101
Everett, WA 98201.......................         219,026                2.2%                 ---                ---

Robert L. Smith(6)
20008 Grand Avenue, Apt. 201
Everett, WA 98201.......................         170,887                1.8%                5,000                *

Donald B. Cotton(7)
538 Timber Ridge Drive
Trophy Club, TX 76262...................         103,609                1.1%                 ---                ---

Allen W. Dahl
7300 Madrona Drive N.E.
Bainbridge Island, WA 98110.............          29,276                  *                  ---                ---


                                    -6-

Paul Schmidhauser
Rebbergstrasse 28
CH-8112 Otelfingen, Switzerland.........          2,500                   *                 1,000                *

Gregory Smith
1900 East Golf Road, Suite 1270
Schaumburg, IL 60173                              ---(8)                  *                  ---                ---

All Executive Officers and Directors           2,518,478(9)             23.4%              11,500                *
as a group (nine persons)...............

- -----------

*    Less than 1%.

(1) Shares not outstanding but deemed beneficially owned by virtue of the right of an individual to acquire them within 60 days are treated as outstanding for determining the amount and percentage of Common Stock owned by such individual. Shares for which beneficial ownership is disclaimed by an individual also are included for purposes of determining the amount and percentage of Common Stock owned by such individual. To the Company's knowledge, each person has sole voting and sole investment power with respect to the shares shown except as noted, subject to community property laws, where applicable.

(2) Rounded to the nearest 1/10th of one percent, based on 9,728,309 shares of Common Stock outstanding on September 10, 1996.

(3) Includes 34,266 shares held by Ragen MacKenzie, Incorporated, custodian for Donald A. Wright, in two IRA accounts. Also includes currently exercisable warrants to purchase 100,000 shares of Common Stock, and currently exercisable options to purchase 34,512 shares of Common Stock. Also includes an option to purchase 845,000 shares of Common Stock granted to Mr. Wright on July 15, 1996. Does not include options to purchase 60,000 shares of Common Stock that are subject to shareholder approval of the Amended Plan. See Proposal 2. If the Amended Plan is approved by the shareholders, options to purchase up to 30,000 shares of Common Stock will become immediately exercisable and options to purchase the remaining 30,000 shares of Common Stock will vest on June 1, 1997.

(4) Includes 85,416 shares held by Dain Bosworth, Incorporated, custodian for Melvin B. Hoelzle IRA.

(5) Includes 216,666 shares held by or on behalf of Seattle-First National Bank, custodian for Roger P. Vallo IRA.

(6) Includes a currently exercisable warrant to purchase 37,500 shares of Common Stock.

(7) Includes 69,443 shares held by Lincoln Trust Company, custodian for Donald B. Cotton IRA.

(8) Does not include 500 shares of Common Stock issuable to Gregory Smith as of September 20, 1996, pursuant to the Director Plan, which have not yet been issued.

(9) Includes currently exercisable warrants to purchase up to 162,500 shares of Common Stock, and currently exercisable options to purchase up to 892,723 shares of Common Stock. Does not include options granted to two executive officers of the Company to purchase an aggregate of 90,000 shares of Common Stock that are subject to shareholder approval of the Amended Plan. See Proposal 2. If the Amended Plan is approved by the shareholders at the Annual Meeting, options to purchase up to 45,000 shares of Common Stock will become immediately exercisable and options to purchase the remaining 45,000 shares of Common Stock will vest on June 1, 1997. Does not include 500 shares of Common Stock issuable to Gregory Smith as of September 20, 1996, pursuant to the Director Plan, which have not yet been issued.

                           EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table sets forth the annual and long-term compensation of Donald A. Wright ("Named Executive") for services in all capacities to the Company for the last three fiscal years. No other officer of the Company received annual salary and bonuses exceeding $100,000 in the fiscal year ended May 31, 1996. This table and the following tables do not include stock options granted to Mr. Wright on July 15, 1996 for 845,000 shares of Common Stock, at $4.6875 per share. The tables also do not include stock options granted to Mr. Wright on July 30, 1996 for 60,000 shares of Common Stock, at an exercise price of at $2.375 per share, which are subject to shareholder approval of the Amended Plan. See Proposal 2.


                                                                          LONG-TERM COMPENSATION
                                                                    ----------------------------------
                                   ANNUAL COMPENSATION                        AWARDS           PAYOUTS
                       ------------------------------------------   -----------------------    -------
                                                                                 Securities
                                                        Other       Restricted   Underlying
                                                        Annual        Stock       Options/      LTIP        All Other
NAME AND                Fiscal    Salary    Bonus    Compensation     Awards        SARs       Payouts     Compensation
PRINCIPAL POSITION     Year(1)     ($)       ($)         ($)            ($)          (#)         ($)            ($)
- ------------------     -------    -----     -----       -----          -----        -----       -----          ----
Donald A.               1996     110,577     0           0              0         112,560        0             400(5)
Wright(2)(3)            1995      83,654     0           0              0         100,000(4)     0               0
CEO and President       1994      75,000     0           0              0               0        0               0
- -----------

(1) Information is shown for the May 31 fiscal years of the Company and, prior to February 1995, a predecessor of the Company (Original PCTH), which employed Mr. Wright during the relevant periods.

(2) Mr. Wright became the Chief Executive Officer of the Company in February 1995, upon effectiveness of the merger of Original PCTH into a wholly owned subsidiary of the Company.

(3) The compensation shown for Mr. Wright for the fiscal year ended May 31, 1994 was paid by Original PCTH.

(4) Represents unexercised, but exercisable, warrants to purchase 100,000 shares of Common Stock. See "Aggregated Option/SAR Exercises and Fiscal Year-End Option/SAR Values," below.

(5)  Represents estimated value of the personal use of a company car.


STOCK OPTIONS

     Option/SAR Grants. The following table sets forth information on grants of stock options or other similar rights by the Company during the last fiscal year to the Named Executive.

                                                  Percent of Total                      Market Price
                       Number of Securities         Options/SARs         Exercise or     on Date of
                        Underlying Options/      Granted to Employees     Base Price        Grant             Expiration
Name                     SARs Granted (#)           in Fiscal Year         ($/Share)      ($/Share)              Date
- ----                   --------------------      --------------------    ------------   -------------         -----------
Donald A. Wright              97,560                     67%                5.125          5.125              10/30/2005
                              15,000                     10%                4.875          4.875(1)           11/28/2005
- ----------------

(1) Documentation regarding these options originally reflected an exercise price of $2.00 per share, per Mr. Wright's employment agreement. During the 1996 fiscal year, the Board of Directors clarified that the exercise price of the options was to have been $4.875 per share, the closing sale price of the Common

                                    -8-

     Stock on the Nasdaq SmallCap Market on the date the options were granted, and the documentation for the options was revised accordingly.

     Aggregated Option/SAR Exercises and Fiscal Year-End Option/SAR Values. The following table sets forth information concerning exercise of stock options and warrants during fiscal 1996 by the Named Executive and the fiscal year end value of unexercised options and warrants:


                                                          NUMBER OF SECURITIES               VALUE OF UNEXERCISED
                                                         UNDERLYING UNEXERCISED              IN-THE-MONEY OPTIONS/
                                                       OPTIONS/SARS AT FY-END (#)             SARS AT FY-END ($)
                                                       --------------------------            -------------------
                       Shares Acquired      Value
NAME                   on Exercise (#)     Realized   Exercisable     Unexercisable     Exercisable     Unexercisable
- ----                   ---------------     --------   -----------     -------------     -----------     -------------
Donald A. Wright              0               0       134,512(1)         78,048           209,000            N/A
- -----------

(1) Includes warrants that were granted by Original PCTH on December 24, 1994, and converted by the Company, as of February 17, 1995, into warrants to purchase 100,000 shares of Common Stock at $2.00 per share, which are currently exercisable in full.

EMPLOYMENT AGREEMENTS

     Until June 1, 1996, Mr. Wright was employed by the Company pursuant to an Employment Agreement dated January 1, 1995, as amended on March 1, 1996 (the "Recent Employment Agreement"). The Recent Employment Agreement was superseded by an Employment Agreement dated as of June 1, 1996 (the "New Employment Agreement"). The New Employment Agreement has a term of two years, ending on May 31, 1998, unless terminated earlier for "cause" (as defined in the New Employment Agreement). Both employment agreements prohibit Mr. Wright from competing with the Company for two years following termination. Under the Recent Employment Agreement, Mr. Wright received an annual base salary of $100,000 for calendar year 1995, and salary at an annual rate of $125,000 for the first five months of calendar year 1996. Under the New Employment Agreement, Mr. Wright receives an annual base salary of $160,000 and $175,000 for fiscal 1997 and 1998, respectively, subject to any increase that may be determined to be appropriate by the Board of Directors. In addition, under the New Employment Agreement, if a "change of control" of the Company occurs and within six months thereafter Mr. Wright is terminated without "cause" or terminates his employment for "good reason" (as such terms are defined in the New Employment Agreement), Mr. Wright would be entitled to receive a severance payment equal to twice his annual base salary then in effect, subject to certain exceptions provided in the New Employment Agreement. The term "change of control" includes the following events: (i) a change in composition of the Board of Directors over any two-year period such that the directors at the beginning of the period, together with directors subsequently approved by the continuing directors, no longer constituted a majority of the Board of Directors, or (ii) any person becoming the beneficial owner of securities having 30% or more of the voting power of the Company's outstanding voting securities, subject to certain exceptions in the New Employment Agreement. Any such severance payment under the New Employment Agreement would be reduced to the extent necessary to avoid subjecting the payment to penalty taxes on parachute payments. In addition to such severance payment, Mr. Wright and his family would be entitled to continue to participate for one year after such termination in employee health and medical benefits plans and programs in which they were participants when employment terminated, to the extent permitted by such plans and programs. In fiscal 1996, the Board of Directors awarded Mr. Wright options to purchase up to 15,000 shares of Common Stock at $4.875 per share for his performance during fiscal 1995, all of which are currently exercisable. During fiscal 1997, the Board of Directors awarded Mr. Wright an option to purchase up to 845,000 shares of Common Stock at $4.6875 per share, all of which are currently exercisable. Also during fiscal 1997, the Board of Directors awarded Mr. Wright options to purchase 60,000 shares of Common Stock at $2.375 per share, all of which are subject to shareholder approval of the Amended Plan (see Proposal 2), and 30,000 shares of which will be exercisable upon shareholder approval of the Amended Plan.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Based solely on a review of the copies of the forms provided to the Company, or written representations that no other filing of forms was required, the Company believes that during the fiscal year ended May 31, 1996, all Section 16(a) filing requirements applicable to such reporting persons were complied with. An amended Form 3 was filed on August 22, 1996, to reflect certain shares that have been held on behalf of Donald A. Wright in an IRA account since July 18, 1994. The beneficial ownership of these shares has previously been disclosed in the Company's filings with the Securities and Exchange Commission, but Mr. Wright's Form 3, filed in fiscal 1995, had not previously included these shares.

               CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     On May 18, 1994, Pacific Coast received a $2,000,000 loan from the County of Chelan, Washington, secured by a standby letter of credit from the Frontier Bank of Everett, Washington. To secure the Company's obligations under the letter of credit, Melvin B. Hoelzle, a Principal Shareholder, and Robert L. Smith, a director of the Company, each provided a certificate of deposit and executed a guaranty. The Company retired the letter of credit and the obligations of Messrs. Hoelzle and Smith on September 21, 1995.

     On May 31, 1994, Original PCTH acquired all of the outstanding shares of Cashmere from the shareholders of Cashmere, in exchange for common stock of Original PCTH. Herman L. "Jack" Jones, a Principal Shareholder, executive officer, and director of the Company received shares of Original PCTH in that transaction, which were later exchanged for 791,666 shares of the Company. In connection with the acquisition, Cashmere sold the land and buildings, located in Cashmere, Washington, where its manufacturing facilities were then located, to Mr. Jones and John M. Eder, a former director of the Company and presently an Executive Vice President of Cashmere and President of Seismic, for $975,207. Cashmere received a note from Mr. Jones for the sales price, payable in monthly installments of $7,600 through May 2014, including interest at 7% per annum. The note was collateralized by the land and the buildings that then housed Cashmere's operations. No significant gain or loss to the Company resulted from this transaction. Cashmere leased these premises from Mr. Jones for a term of three years with monthly lease payments of $9,000. In May 1995, the Company and Messrs. Jones and Eder reached an agreement for Cashmere to reacquire a portion of the land and buildings. Under that agreement, Cashmere canceled $673,990 of the outstanding note from Mr. Jones, Mr. Jones agreed to assume the payment obligation of Cashmere under certain bank debt related to the property, although Cashmere remains an obligor under that bank debt, and Cashmere renewed the $278,795 balance of the note from Mr. Jones under the same terms as the bank debt. Mr. Jones is negotiating to refinance the bank debt in his name and remove Cashmere as an obligor. There is no assurance that Cashmere will be removed as an obligor on the bank debt. The Company paid Mr. Jones $108,000 in May 1995 for the cancellation of the lease, which was terminated upon completion of Cashmere's new facility in Wenatchee, Washington.

     On January 3, 1995, Original PCTH entered into a funding agreement (the "Funding Agreement") with Lysys. Under the Funding Agreement, Lysys agreed to use its best efforts to find suitable and qualified investors to purchase the Company's Common Stock. Subsequent to the Verazzana Merger (as defined in Proposal 3(a)), Lysys facilitated the sale by the Company of 800,000 shares of Common Stock pursuant to the Funding Agreement in an offering exempt from registration under Regulation S of the Securities Act, which raised approximately $4.6 million. As compensation for its services, Lysys was paid a commission of $478,400 in cash and 739,700 shares of the Company's Common Stock were issued to designees of Lysys. Pensionfund of the Siemens Companies in Switzerland ("Siemens"), a Principal Shareholder, purchased 150,000 shares in the offering.

     Under the Funding Agreement, Lysys has the right to nominate one of the Company's Board members until July 1998. Paul Schmidhauser, who was elected as a director of the Company at the 1995 annual shareholders meeting, was nominated as a director by Lysys and is the nominee proposed by Lysys for election at this Annual Meeting. Mr. Schmidhauser has no ownership or other pecuniary interest in or association with Lysys.

     Roger D. Dudley, one of the Company's directors from February 1995 to November 1995, is associated with Lysys although he is not a director, executive officer or equity owner of Lysys. Mr. Dudley provided certain services to Lysys in connection with its performance under the Funding Agreement. As compensation for such services, 295,300 of the shares of Common Stock issuable to Lysys pursuant to the Funding Agreement were issued to SMD Ltd., LLC, a limited liability company, one-third of which is owned by another limited liability company owned by Mr. Dudley's family. Mr. Dudley claims beneficial ownership of 88,433 of such shares, and disclaims beneficial ownership of the remaining shares.

     Mr. Dudley is also an executive officer of C.I. International Limited, which is the manager of Capital International Fund Limited, a foreign investment fund. While Mr. Dudley was a director of the Company, Capital International Fund Limited purchased 86,000 shares of Common Stock on February 15, 1995 and 64,000 shares on July 12, 1995. Mr. Dudley has no ownership interest in these shares and, except in his capacity as an executive officer of C.I. International Limited, exercises no control over C.I. International Limited or Capital International Fund Limited.

     In February 1995, Arthur S. Robinson, a director of the Company from February 1995 to April 1996 and of Original PCTH and its successor from May 1994 to April 1996, exchanged his rights in a consulting contract with Original PCTH for shares of common stock of Original PCTH, which were subsequently converted to 17,361 shares of the Company's Common Stock.

     The Company entered into another agreement with Lysys on November 3, 1995, as amended on January 19, 1996 (the "Placement Agreement"), pursuant to which Lysys facilitated the sale by the Company of 838,470 shares of Common Stock in an offering exempt from registration under Regulation S of the Securities Act. The Company raised approximately $3.4 million from the offering, from which Lysys was paid a commission of $234,772. Pursuant to the Placement Agreement, the Company issued 30,000 shares of Common Stock to a designee of Lysys as additional compensation in connection with the offering. Siemens, a Principal Shareholder, purchased 500,000 shares of Common Stock in the offering.

     On October 9, 1995, Allen W. Dahl, a director of the Company, loaned Morel $100,000 pursuant to the terms of a promissory note, for working capital until consummation of the Morel Merger, as defined in the following paragraph. All amounts due under this note were paid in full by Morel in December 1995.

     On December 1, 1995 (effective for accounting purposes on November 30,
1995), the Company effected a merger between a subsidiary of the Company that was formed for such purpose and Morel (the "Morel Merger"). As consideration for the Morel Merger, the Company, after certain post-closing adjustments, issued 650,000 shares of Common Stock to Stephen L. Morel and Mark Morel (the "Morel Shareholders"). Also in connection with the Morel Merger, the Company entered into a registration rights agreement with the Morel Shareholders, pursuant to which the Morel Shareholders were granted the right, under certain circumstances, to have up to 50% of their shares registered, at the Company's expense, on an equal basis with other shareholders of the Company within two years after the date of closing. These registration rights were waived as to the July 1996 public offering. Prior to the Morel Merger, no material relationship existed between Morel and the Company or any of its affiliates, directors, officers, or their associates, except that Morel and certain subsidiaries of the Company transacted business from time to time in the ordinary course of business.

         On March 28, 1996, Robert L. Smith, a director of the Company, loaned the Company $150,000 pursuant to a promissory note from the Company to Mr. Smith that accrued interest at 18% per annum and was due in full on September 27, 1996. This loan, plus accrued interest and a loan fee that together amounted to $15,000, was paid in full on August 9, 1996. The Company also issued Mr. Smith a warrant to purchase 37,500 shares of Common Stock at $4.80 per share that is immediately exercisable, but those shares cannot be sold until the expiration of a lock-up period on January 11, 1997. In addition, the warrant grants Mr. Smith certain rights to register the shares issuable upon exercise of the warrant. Mr. Smith waived his rights to register those shares in the Company's July 1996 public offering.

     PROPOSAL 2 - APPROVAL OF AMENDED AND RESTATED STOCK INCENTIVE PLAN

INTRODUCTION

     The Company's 1995 Stock Incentive Plan (the "Plan") was approved at the annual meeting of the shareholders of the Company in November 1995. The purpose of the Plan is to enable the Company to attract and retain the services of key personnel. The Board of Directors believes that stock ownership by management and other key personnel is beneficial in aligning management's and shareholders' interests in enhancing shareholder value. See "1995 Stock Incentive Plan" for a description of the Plan. The descriptions of the Plan and the Amended Plan contained in this Proxy Statement are qualified in their entirety by the text of the Amended Plan attached as Appendix A to this Proxy Statement.

     On July 30, 1996, the Board of Directors of the Company amended and restated the Plan (as amended and restated, the "Amended Plan"), subject to shareholder approval at the Annual Meeting. These amendments (the "Plan Amendments") are described below.

PLAN AMENDMENTS

     Increase in Available Shares. Section 2 of the Plan was amended to provide that the total number of shares of Common Stock that may be issued thereunder shall not exceed 2,000,000 shares. Prior to the Plan Amendments, the maximum number of shares issuable under the Plan was 1,000,000. Options to purchase a total of 995,283 shares of Common Stock at exercise prices ranging from $2.75 per share to $5.125 per share have been issued to two executive officers and the president of one of the Company's subsidiaries pursuant to the Plan, leaving 4,717 shares available for future grants under the Plan. The Board of Directors believes that this is an insufficient number of shares to be able to continue to grant options as a means of retaining and providing incentive to existing officers, managers, and other team members or to be able to attract new executives and other key personnel. The Board of Directors believes that it is appropriate to link compensation to performance and to continue that practice through future grants of stock options. In addition, the Board of Directors believes that the use of stock option grants to officers and key employees helps to provide them with an incentive for their continued employment and more closely aligns their interests with those of the shareholders. As the Company continues to grow, the Board of Directors expects to use stock options as a key component of its executive compensation program.

     Options to purchase an additional 90,000 shares of Common Stock, at an exercise price of $2.375 per share, have been granted to two executive officers, subject to shareholder approval of the Amended Plan. In addition, the Option Committee has authorized the grant of an option to purchase 25,000 shares of Common Stock, at an exercise price per share equal to the closing sale price of the Common Stock on the date of the Annual Meeting, to a consultant of the Company, subject to shareholder approval of the Amended Plan. If the Amended Plan is not approved by the shareholders at the Annual Meeting, these options will become void.

     Annual Limit. Section 6(a)(i) of the Plan was amended to clarify the compliance of the Plan with the requirements of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), by including a statement to the effect that the maximum number of shares of Common Stock with respect to which options may be granted to any person during any fiscal year (the "Annual Limit") is 1,000,000. Section 162(m) of the Code precludes a public corporation from taking a tax deduction for certain compensation in excess of $1 million paid to its chief executive officer or any of its four other highest-paid executive officers. This limitation does not apply, however, to certain performance-based compensation. The Internal Revenue Service issued regulations on December 20, 1995 to implement
Section 162(m). These regulations provide that compensation attributable to a stock option or stock appreciation right is deemed to be based on performance if (i) the grant is made by the a compensation committee composed of two or more outside directors; (ii) the plan under which the grant is made includes a per-employee limit on the number of shares with respect to which options may be granted during a specific period; and (iii) the amount of compensation the employee could receive under the terms of the option is based solely on the increase in value of the stock after the date of grant. The Board of Directors believes that it is in the best interests of the shareholders to maximize the Company's available tax deductions through this amendment, but to not unduly limit its discretion in establishing executive compensation. The Annual Limit was implicit in the Plan when the maximum shares of Common Stock issuable pursuant to the Plan was 1,000,000. With the proposed increase of available shares to 2,000,000, the Board of Directors deemed it to be advisable to retain the Annual Limit of 1,000,000. In fiscal 1997, Donald A. Wright has received options to purchase a total of 905,000 shares of Common Stock, consisting of options for 845,000 shares at an exercise price of $4.6875 per share, and options for 60,000 shares, subject to shareholder approval of the Amended Plan, at an exercise price of $2.375 per share. The option to purchase 845,000 shares was granted to Mr. Wright upon effectiveness of the registration settlement filed in connection with the Company's public offering on July 15, 1996, in compliance with a condition imposed by an underwriter of that offering.

AMENDED PLAN

     The Amended Plan is attached as Appendix A to this Proxy Statement. The only differences between the Amended Plan and the Plan are (i) the title; (ii) the replacement of the number 1,000,000 with the number 2,000,000 in Section 2; and (iii) the addition of the last sentence of
Section 6(a)(i), regarding the Annual Limit.

NEW PLAN BENEFITS

     The following chart sets forth in tabular format, with respect to the listed person and groups, the number of shares that are subject to options that have been granted subject to shareholder approval of the Amended Plan. These options will become void if the Amended Plan is not approved by the shareholders at the Annual Meeting.


                             NEW PLAN BENEFITS

NAME AND POSITION                           NUMBER OF SHARES SUBJECT TO OPTIONS(1)(2)
- -----------------                           -----------------------------------
Donald A. Wright                                             60,000
Executive Group                                              90,000
Non-Executive Director Group                                    0
Non-Executive Officer                                           0
Employee Group
- ------------------------

(1) Non-qualified stock options granted on July 30, 1996, subject to shareholder approval of the Amended Plan; vesting one-half upon shareholder approval of the Amended Plan and the remaining one-half on June 1, 1997; exercise price of $2.375 per share.

(2) The dollar value of these options cannot currently be determined, as it will depend on the difference between the fair market value of the Common Stock and the exercise price of the options. The exercise price per share is $2.375, and the closing price of the Common Stock on the Nasdaq National Market System on September ___, 1996, was $_____.

1995 STOCK INCENTIVE PLAN

     The Company's 1995 Stock Incentive Plan, which was approved at the 1995 annual meeting of shareholders of the Company, prior to giving effect to the Plan Amendments, provides for the award of incentive stock options ("ISOs") to key employees and the award of non-qualified stock options ("NSOs"), stock appreciation rights ("SARs"), bonus rights, and other incentive grants to employees and certain non-employees (other than non-employee directors) who have important relationships with the Company or its subsidiaries. The Plan Amendments would increase the number of shares reserved for issuance under the Plan from 1,000,000 to

2,000,000 and clarify the limitation on options that may be granted to any person in one fiscal year. See "Plan Amendments," above. All other terms of the Plan will remain in effect in the Amended Plan.

     Administration. The Plan may be administered by the Board of Directors or by a committee of directors or officers of the Company. The Board of Directors has designated an Option Committee to administer the Plan. The Option Committee determines and designates the individuals to whom awards under the Plan should be made and the amount and terms and conditions of the awards, except that if officers of the Company serve on the Option Committee it may not grant options to such officers. The Option Committee may adopt and amend rules relating to the administration of the Plan, but only the Board of Directors may amend or terminate the Plan. The Plan is administered in accordance with Rule 16b-3 adopted under the Exchange Act.

     Eligibility. Awards under the Plan may be made to employees, including employee directors, of the Company and its subsidiaries, and to nonemployee agents, consultants, advisors, and other persons (but not including nonemployee directors) that the Option Committee believes have made or will make an important contribution to the Company or any subsidiary thereof.

     Shares Available. Subject to adjustment as provided in the Plan, a maximum of 1,000,000 shares of Common Stock are reserved for issuance thereunder, prior to giving effect to the Plan Amendments. As no other limitation is stated, the maximum number of shares with respect to which options may be granted to any person during any fiscal year is 1,000,000. The Plan Amendments would retain this limitation. If an option, SAR or performance unit granted under the Plan expires or is terminated or canceled, the unissued shares subject to such option, SAR or performance unit are again available under the Plan. In addition, if shares sold or awarded as a bonus under the Plan are forfeited to the Company or repurchased thereby, the number of shares forfeited or repurchased are again available under the Plan.

     Term. Unless earlier terminated by the Board of Directors, the Plan will continue in effect until the earlier of: (i) ten years from the date on which the Plan is adopted by the Board of Directors, and (ii) the date on which all shares available for issuance under the Plan have been issued and all restrictions on such shares have lapsed. The Board of Directors may suspend or terminate the Plan at any time except with respect to options, performance units, and shares subject to restrictions then outstanding under the Plan.

     Stock Option Grants. The Option Committee may grant ISOs and NSOs under the Plan. With respect to each option grant, the Option Committee determines the number of shares subject to the option, the option price, the period of the option, the time or times at which the option may be exercised (including whether the option will be subject to any vesting requirements and whether there will be any conditions precedent to exercise of the option), and the other terms and conditions of the option.

     ISOs are subject to special terms and conditions. The aggregate fair market value, on the date of the grant, of the Common Stock for which an ISO is exercisable for the first time by the optionee during any calendar year, may not exceed $100,000. An ISO may not be granted to an employee who possesses more than 10% of the total voting power of the Company's stock unless the option price is at least 110% of the fair market value of the Common Stock subject to the option on the date it is granted and the option is not exercisable five years after the date of grant. No ISO may be exercisable after ten years from the date of grant. The option price may not be less than 100% of the fair market value of the Common Stock covered by the option at the date of grant.

     In general, no vested option may be exercised unless at the time of such exercise the optionee is employed by or in the service of the Company or any subsidiary thereof, within 12 months following termination of employment by reason of death or disability, or within three months following termination for any other reason except for cause. Options are nonassignable and nontransferable by the optionee except by will or by the laws of descent and distribution at the time of the optionee's death. No shares may be issued pursuant to the exercise of an option until full payment therefor has been made. Upon the exercise of an option, the number of shares reserved for issuance under the Plan will be reduced by the number of shares issued upon exercise of the option. As of September 10, 1996, options to purchase an aggregate of 995,283 shares of Common Stock have been granted under the Plan, and options to purchase an additional 90,000 shares have been granted, subject to shareholder approval of the Amended Plan.

     Stock Appreciation Rights. The Option Committee may grant SARs under the Plan. Each SAR entitles the holder, upon exercise, to receive from the Company an amount equal to the excess of the fair market value on the date of exercise of one share of Common Stock of the Company over its fair market value on the date of grant (or, in the case of a SAR granted in connection with an option, the excess of the fair market value of one share of Common Stock of the Company over the option price per share under the option to which the SAR relates), multiplied by the number of shares covered by the SAR or the option. Payment by the Company upon exercise of a SAR may be made in Common Stock, in cash, or by a combination of Common Stock and cash.

     If a SAR is granted in connection with an option, the following rules shall apply: (i) the SAR shall be exercisable only to the extent and on the same conditions that the related option could be exercised; (ii) the SAR shall be exercisable only when the fair market value of the stock exceeds the option price of the related option; (iii) the SAR shall be for no more than 100% of the excess of the fair market value of the stock at the time of exercise over the option price; (iv) upon exercise of the SAR, the option or portion thereof to which the SAR relates terminates; and (v) upon exercise of the option, the related SAR or portion thereof terminates.

     Each SAR is nonassignable and nontransferable by the holder except by will or by the laws of descent and distribution at the time of the holder's death. Upon the exercise of a SAR for shares, the number of shares reserved for issuance under the Plan will be reduced by the number of shares issued. Cash payments of SARs will not reduce the number of shares of Common Stock reserved for issuance under the Plan. No SARs have been granted under the Plan.

     Restricted Stock. The Option Committee may issue shares of Common Stock under the Plan subject to the terms, conditions, and restrictions determined thereby. Upon the issuance of restricted stock, the number of shares reserved for issuance under the Plan shall be reduced by the number of shares issued. No restricted shares have been granted under the Plan.

     Stock Bonus Awards. The Option Committee may award shares of Common Stock as a stock bonus under the Plan. The Option Committee may determine the recipients of the awards, the number of shares to be awarded, and the time of the award. Stock received as a stock bonus is subject to the terms, conditions, and restrictions determined by the Option Committee at the time the stock is awarded. No stock bonus awards have been granted under the Plan.

     Cash Bonus Rights. The Option Committee may grant cash bonus rights under the Plan in connection with (i) options granted or previously granted, (ii) SARs granted or previously granted, (iii) stock bonuses awarded or previously awarded, and (iv) shares issued under the Plan. Bonus rights granted in connection with options entitle the optionee to a cash bonus if and when the related option is exercised. The amount of the bonus is determined by multiplying the excess of the total fair market value of the shares acquired upon the exercise over the total option price for the shares by the applicable bonus percentage. The bonus rights granted in connection with a SAR entitle the holder to a cash bonus when the SAR is exercised. The amount of the bonus is determined by multiplying the total fair market value of the shares or cash received pursuant to the exercise of the SAR by the applicable percentage. The bonus percentage applicable to any bonus right is determined by the Option Committee but may in no event exceed 75%. Bonus rights granted in connection with stock bonuses entitle the recipient to a cash bonus, in an amount determined by the Option Committee, when the stock is awarded or purchased or any restrictions to which the stock is subject lapse. No bonus rights have been granted under the Plan.

     Performance Units. The Option Committee may grant performance units consisting of monetary units which may be earned if the Company achieves certain goals established by the Committee over a designated period of time. The goals established by the Option Committee may include earnings per share, return on shareholders' equity, return on invested capital, and similar benchmarks. Payment of an award earned may be in cash or in Common Stock or partly in both, and may be made when earned, or vested and deferred, as the Option Committee determines. Each performance unit will be nonassignable and nontransferable by the holder except by will or by the laws of descent and distribution at the time of the holder's death. The number of shares reserved for issuance under the Plan shall be reduced by the number of shares issued upon payment of an award. No performance units have been granted under the Plan.

     Changes in Capital Structure. The Plan provides that if the outstanding Common Stock of the Company is increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation by reason of any recapitalization, stock split or certain other transactions, appropriate adjustment will be made by the Option Committee in the number and kind of shares available for grants under the Plan. In addition, the Option Committee will make appropriate adjustments in the number and kind of shares as to which outstanding options will be exercisable. In the event of a merger, consolidation or other fundamental corporate transformation, the Board of Directors may, in its sole discretion, permit outstanding options to remain in effect in accordance with their terms; to be converted into options to purchase stock in the surviving or acquiring corporation in the transaction; or to be exercised, to the extent then exercisable, during a 30-day period prior to the consummation of the transaction.

CERTAIN TAX CONSIDERATIONS RELATED TO EXECUTIVE COMPENSATION

     As a result of Section 162(m) of the Code, in the event that compensation paid by the Company to a "covered employee" (the chief executive officer and the next four highest paid employees) in a year were to exceed an aggregate of $1,000,000, the Company's deduction for such compensation could be limited to $1,000,000.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE AMENDED AND RESTATED STOCK INCENTIVE PLAN, AS SET FORTH IN APPENDIX A TO THIS PROXY STATEMENT.


                PROPOSAL 3(A) - APPROVAL OF REINCORPORATION


     For the reasons set forth below, the Board of Directors believes that the best interests of the Company and its shareholders will be served by changing the Company's state of incorporation from Nevada to Washington (the "Reincorporation"). The Board of Directors has unanimously approved the Reincorporation, which would be accomplished by a merger (the "Merger") of the Company with and into its newly formed Washington subsidiary, Pacific Aerospace & Electronics, Inc. (the "Washington Corporation"). Upon effectiveness of the Merger, the Washington Corporation will survive the Merger, and "Pacific Aerospace & Electronics, Inc." will be the name of the continuing corporate entity. At the Annual Meeting, the shareholders will be asked to approve the Reincorporation from Nevada to Washington by means of the Merger.

PRINCIPAL REASONS FOR THE PROPOSED REINCORPORATION

     The Company's principal executive office is in Washington, and the Company's five operating subsidiaries are based in Washington and have virtually all of their operations and employees in Washington. The Company does not maintain any offices, own or lease any property or maintain any employees in Nevada and does not conduct any operations from Nevada. The Company is a Nevada corporation because of a merger in February 1995 involving an inactive public Nevada corporation, Verazzana Ventures, Ltd., and a predecessor of the Company that was not a public company (the "Verazzana Merger"). That predecessor was a Washington corporation, and all five of the Company's current operating subsidiaries are Washington corporations.

     The Company is currently governed by Nevada corporate law, whereas all of its operating subsidiaries are governed by Washington corporate law and are subject to other Washington laws applicable to businesses operating in Washington. The principal reason for the Reincorporation is to have the Company governed by the corporate laws of Washington, so that the Company and its subsidiaries will be governed by the laws of a single state. For example, the Company, as a Nevada public corporation with substantial operations and shareholdings in Washington, has been subject to certain provisions of both Washington and Nevada law dealing with business combinations. The Reincorporation will render inapplicable the Nevada business combination provisions, as well as all other provisions of the General Corporation Law of Nevada (the "Nevada Corporate Statute"). After the Reincorporation, the surviving corporate entity and all of its subsidiaries will be governed by the Washington Business Corporation Act (the "Washington Corporate Statute"). See "Certain Differences in Washington and Nevada Corporate Law."

     As a result of the Verazzana Merger, the Articles of Incorporation of the inactive public corporation became the Articles of Incorporation of the Company. Those Articles have not subsequently been amended except to change the corporate name from Verazzana Ventures, Ltd. to PCT Holdings, Inc. The Board of Directors of the Company has taken this occasion to consider whether any changes should be made in the Articles of Incorporation and Bylaws of the surviving corporation in the Merger. In connection with the Reincorporation, the Board of Directors has approved certain changes to the Articles of Incorporation and Bylaws of the surviving corporation that would be effected as a result of the Merger. See "Principal Differences in Corporate Charters." Approval of the Reincorporation will also constitute approval of the Articles of Incorporation and Bylaws of the Washington Corporation, in the forms attached as Appendices C and D, respectively, to this Proxy Statement.

PLAN OF MERGER

     If the Reincorporation is approved at the Annual Meeting, the Company will be merged with and into the Washington Corporation pursuant to the terms of the Agreement and Plan of Merger (the "Merger Agreement"), a copy of which is attached as Appendix B to this Proxy Statement. The Washington Corporation has been recently incorporated under the laws of Washington for the purpose of effecting the Merger. The Washington Corporation has not engaged in any business and will not engage in any business prior to the Merger.

     Upon the completion of the Merger, the owner of each outstanding share of Common Stock of the Company will automatically own one share of common stock of the Washington Corporation. Each outstanding certificate representing shares of Common Stock of the Company will continue to represent the same number of shares in the Washington Corporation (i.e., a certificate representing one share of Common Stock of the Company will then represent one share of common stock of the Washington Corporation.) Similarly, after the Merger, each holder of the common stock purchase warrants (the "Warrants") that were included in the units sold by the Company in its July 1996 public offering will automatically own a warrant representing the right to purchase the same number of shares of common stock of the Washington Corporation on the same terms provided for in the Warrants owned by warrantholders immediately prior to the Merger. THUS, IT WILL NOT BE NECESSARY FOR SHAREHOLDERS OR WARRANTHOLDERS OF THE COMPANY TO EXCHANGE THEIR EXISTING CERTIFICATES.

     After the Merger, the Common Stock and the Warrants will continue to be traded on the Nasdaq National Market System under the symbols "PCTH" and "PCTHW," respectively.

     Upon the effectiveness of the Merger, the Articles of Incorporation and the Bylaws of the Washington Corporation, which are attached hereto as Appendix C and Appendix D, respectively, will be the Articles of Incorporation and the Bylaws of the surviving corporation. The discussion contained in this Proxy Statement is qualified in its entirety by reference to Appendices B, C and D.

NO CHANGE IN BUSINESS, MANAGEMENT OR FINANCIAL POSITION

     The Reincorporation and the Merger will not result in any material change in the Company's business, management, facilities, fiscal year, assets, liabilities, financial position, accounting practices or the respective shareholdings of the Company's shareholders. For accounting and financial reporting purposes, the effect of the Merger will be accounted for as if a pooling of interests. No change in the basis of assets or liabilities will result, nor will there be an effect on previously reported results of operations. The Board of Directors of the Company, as elected at the Annual Meeting, will become the Board of Directors of the Washington Corporation at or immediately after the consummation of the Merger. The Company will continue to maintain its principal executive office in Wenatchee, Washington. The capitalization, consolidated financial condition and results of operation of the Washington Corporation immediately after consummation of the Merger will be substantially the same as those of the Company immediately prior to the consummation of the Merger. The Reincorporation will, however, affect certain rights of shareholders. See "Effect of Reincorporation and Merger."

EFFECT OF REINCORPORATION AND MERGER

     The Reincorporation and the Merger will effect a change in the legal domicile of the Company from Nevada to Washington and will produce those changes that result from the differences between Nevada and Washington corporate law and the differences between the Articles of Incorporation and Bylaws of the Company and the Articles of Incorporation and Bylaws of the Washington Corporation. The most significant of those differences are described in this Proxy Statement. See "Principal Differences in Corporate Charters" and "Certain Differences in Washington and Nevada Corporate Law."

     Upon the effective date of the Merger (the "Effective Date"), (i) the legal existence of the Company as a separate corporation will cease, (ii) the Washington Corporation, as the surviving corporation, will succeed to the assets and assume the liabilities of the Company, (iii) each of the Company's employee benefit plans will be continued and assumed by the Washington Corporation, and (iv) each outstanding share of the Common Stock of the Company will automatically be converted into one share of common stock, $.001 par value per share, of the Washington Corporation. Outstanding warrants, options or rights to purchase the Common Stock will automatically be converted into equivalent warrants, options or rights to purchase Common Stock of the Washington Corporation, including the publicly-traded Warrants, the options outstanding under the Director Plan, and the options outstanding under the Plan and the Amended Plan being presented to the shareholders for approval at the Annual Meeting. The Merger will not give rise to any appraisal or dissenters' rights.

SECURITIES ACT CONSEQUENCES

     Neither the common stock nor the warrants of the Washington Corporation to be issued in exchange for shares of the Common Stock and Warrants of the Company are being registered under the federal Securities Act of 1933, as amended (the "Securities Act"). The Washington Corporation is relying on Rule 145(a)(2) under the Securities Act, which provides that a merger which has as its sole purpose a change in the domicile of the corporation does not involve the sale of securities for purposes of the Securities Act. After the Merger, the Washington Corporation will be a publicly held company, its common stock and warrants will continue to be traded on the Nasdaq National Market System, and it will file with the Securities and Exchange Commission and provide to its shareholders the same type of information that the Company has previously filed and provided. In general, security holders of the Washington Corporation will be in the same respective positions under the Securities Act after the Merger as they were before the Merger. Shareholders and warrantholders whose shares of Common Stock and Warrants in the Company are freely tradeable before the Merger will receive the same number of freely tradeable shares or warrants of the Washington Corporation. Shareholders holding restricted securities of the Company will receive the same number of restricted securities of the Washington Corporation, subject to the same restrictions on transfer as the restrictions to which their present securities are subject. For purposes of computing compliance with the holding period of Rule 144 under the Securities Act, affiliates and other shareholders will be deemed to have acquired their shares of common stock of the Washington Corporation on the date on which they are deemed to have acquired their shares of Common Stock of the Company.

PRINCIPAL DIFFERENCES IN CORPORATE CHARTERS

     In connection with the Reincorporation, the Company proposes to make certain changes from its existing Articles of Incorporation and Bylaws, including changes that the Board of Directors believes will facilitate possible future financings and acquisitions and will assist the Company in retaining and attracting qualified individuals as directors and officers. This section summarizes the principal differences between the Articles of Incorporation and Bylaws of the Company as currently in force, and the Articles of Incorporation and Bylaws of the Washington Corporation. The Articles and Bylaws of the Washington

Corporation will become the Articles of Incorporation and Bylaws of the surviving corporation, if the Reincorporation is approved at the Annual Meeting.

     Corporate Name. If the Reincorporation is approved, the name of the Company will be changed from "PCT Holdings, Inc." to "Pacific Aerospace & Electronics, Inc."

     Authorized Stock. The Company is authorized to issue 100 million shares of Common Stock, $.001 par value per share, and its Articles of Incorporation do not currently authorize any preferred stock. The Washington Corporation is authorized in its Articles of Incorporation to issue 100 million shares of common stock and 5 million shares of preferred stock, each having a par value of $.001 per share. After the Reincorporation, the Board of Directors of the Washington Corporation would have the authority to issue shares of preferred stock in one or more series, up to a maximum of 5 million shares. The Board of Directors would also have the authority to fix the powers, designations, preferences and relative, participating, optional or other rights of any series of preferred stock, including dividend rights, conversion rights, voting rights, redemption terms, liquidation preferences, sinking fund terms and the number of shares constituting any series.

     The Company believes that the ability of its Board of Directors to issue one or more series of preferred stock will assist the Washington Corporation in structuring possible future financings and acquisitions and in meeting other corporate needs that may arise. After the Reincorporation, the Board of Directors will have the authority, subject to the exception described below, to determine the relative rights and preferences and the timing and terms of issuance of any series of preferred stock without having to incur the delay and expense of obtaining further shareholder approval. The Company believes that the ability of its Board of Directors to issue series of preferred stock and to determine the rights associated with the preferred stock without further shareholder approval will be useful in structuring transactions in which timing and flexibility are important. Shareholder approval would be required if it is required by applicable law or by the rules of any stock exchange or automated quotation system on which securities of the Washington Corporation may be listed or traded. The common stock and warrants of the Washington Corporation will be listed in the Nasdaq National Market System after the Reincorporation. The Nasdaq National Market System currently requires shareholder approval prior to issuing shares only in certain specific instances, such as an issuance that will result in a change in control of the corporation, or an acquisition involving the issuance of common stock or securities convertible into or exercisable for common stock that would equal or exceed 20% of the voting power or 20% of the number of shares of common stock outstanding before such issuance.

     The issuance of Preferred Stock in certain circumstances may have the effect of diluting or limiting the present voting or other rights of holders of Common Stock, delaying, deferring or preventing a change of control of the Company, or discouraging bids for the Common Stock at a premium over the market price of the Common Stock.

     Minimum and Maximum Number of Directors. The Company's Articles of Incorporation require no fewer than three and no more than nine directors, with the specific number being set by the Board of Directors. The Washington Corporation will not have a required minimum or maximum number of directors, but will permit the Board of Directors to set the number of directors. The principal effect of this change is that the Board of Directors, without shareholder approval, could expand the number of directors beyond nine members. Vacancies created by any such expansion of the Board of Directors, as with any other vacancies on the Board of Directors, could be filled by appointment by the Board of Directors. Any director so appointed would serve only until the next annual meeting of shareholders, unless re-elected by the shareholders at that meeting. The number of directors on the Board of Directors is currently set at eight. If the Reincorporation is approved, the eight directors elected at the Annual Meeting will become the directors of the Washington Corporation at or immediately after the effectiveness of the Merger.

     Director Liability and Director and Officer Indemnification

     Introduction. The Company wants to take actions that it believes will enhance its ability to retain and attract qualified directors and officers and to permit such directors and officers to exercise their business judgment without being unreasonably exposed to the potentially high personal costs and the uncertainties of litigation. Both the limitation of director personal liability provision and the director and officer indemnification provisions in the charter documents of the Washington Corporation are designed to encourage the continued willingness of qualified individuals to serve as directors and officers of the surviving corporation despite the risks associated with increasing litigation involving the directors and officers of public corporations.

     In recent years, claims, lawsuits or other proceedings seeking to impose liability on directors and officers of publicly held corporations have become increasingly common. The nature of the tasks and responsibilities undertaken by directors and officers of publicly-held corporations such as the Company often require those individuals to make difficult judgments which can expose them to personal liability. Litigation that challenges the actions of directors and officers often involves damage claims that are substantially disproportionate to the compensation received by the directors or officers. This is particularly true for the independent directors, who are not officers or employees of the corporation. Such proceedings are typically extremely expensive for the directors and officers, regardless of the eventual outcome. Because of the costs and uncertainties of litigation in general, it is often prudent to settle proceedings in which claims are made against directors or officers, despite the defenses that may be available to the claims asserted. Settlement amounts often exceed the financial resources of most directors and officers. Even when a director or an officer is not named as a defendant, such an individual may incur substantial expenses, including attorneys' fees, if called as a witness or involved in the litigation in any other manner. The Company is concerned that such risks may result in an increasing reluctance on the part of qualified individuals to serve, or to continue to serve, as directors and officers or, that, if such directors and officers continue to serve, such persons may hesitate in making independent and often difficult business judgments in the face of risks to their personal financial positions. Although the Company to date has not encountered difficulties in attracting and retaining talented individuals to serve as directors and officers, the Company wants to maintain and enhance its ability to recruit and retain qualified directors and officers.

     Although directors' and officers' liability insurance provides directors and officers some protection from personal losses resulting from proceedings arising from their service as directors and officers, such insurance often involves relatively low limits of coverage and requires the corporation to pay premiums that involve significant expense. Such insurance also provides coverage to the corporation for certain expenses incurred by the corporation in paying indemnification to its directors and officers. The Company maintains directors' and officers' liability insurance with a policy limit of $1,000,000. The Company's present policy covers the current fiscal year, subject to a cancellation right in favor of the insurer. Therefore, the Company is exposed to yearly renegotiations of premiums and coverage, as well as the possibility of cancellation or non-renewal in the future. Even though certain liabilities of directors would be eliminated by the limitation of personal liability provision, which elimination may reduce the need for insurance coverage, the Company presently intends to continue to carry directors' and officers' liability insurance after approval of the Reincorporation and the effectiveness of the Articles of Incorporation and Bylaws of the Washington Corporation.

     Director Liability. The Articles of Incorporation of the Washington Corporation include a provision limiting personal liability of directors to the corporation or its shareholders for monetary damages for conduct as a director, to the maximum extent permitted by law. Although the Nevada Corporate Statute permits such a provision, the Articles of Incorporation of the Company do not currently contain a provision regarding personal liability of directors.

     The limitation of director liability provision in the Articles of Incorporation of the Washington Corporation does not eliminate the liability of a director for (i) acts or omissions involving intentional misconduct or a knowing violation of law by a director; (ii) approval of certain dividends or other distributions contrary to law; or (iii) any transaction from which the director personally receives a benefit in money, property or services to which the director is not legally entitled. The principal effect of this provision is that a shareholder will be able to maintain an action for monetary damages against a director of the Washington Corporation only if the shareholder can demonstrate conduct by a director that falls into one of the preceding three categories. As a result, a shareholder of the Company would be unable to prevail in an action against a director for monetary damages if the action related to negligent or grossly negligent business decisions that did not constitute intentional misconduct or one of the other stated exceptions. The provision also would not eliminate monetary liability of directors for violations of their duties under the federal securities laws or certain other laws. The ability of shareholders to seek equitable remedies would also be unimpaired, although equitable remedies may not be available in certain circumstances. This provision would not eliminate liability for any act or omission occurring prior to the effectiveness of the Merger. In addition, the provision applies only to claims against a director for acts or omissions in his or her role as a director and not in any other capacity, such as his or her role as an officer of the Washington Corporation.

     The Company has no knowledge of any pending or recent litigation involving directors of the Company that would have been affected by this provision if it had previously been in effect.

     Indemnification of Directors and Officers. The Articles of
Incorporation and Bylaws of the Washington Corporation provide for indemnification of directors and officers to the maximum extent permitted by Washington law. The Reincorporation would result in certain increased indemnification rights of officers and directors of the Company compared to their rights under the Company's current Bylaws.

     The Company's Bylaws require indemnification of directors and officers if a specified standard of conduct is satisfied. The Bylaws require indemnification of any director or officer of the Company who is a party to any threatened, pending or completed action, suit or proceeding by reason of being a director or officer, if the person acted in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the Company and, with respect to any criminal proceeding, the person had no reasonable cause to believe his or her conduct was unlawful.

     If it is determined that the required standard of conduct is satisfied, the extent of the Company's indemnification obligation under the current Bylaws depends on the nature of the proceeding in which the director or officer is involved. If the proceeding is not an action by or in the right of the Company, the Company is obligated to provide indemnification against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement, actually and reasonably incurred by the director or officer in connection with the proceeding. If the proceeding is a suit by the Company or a suit by a shareholder asserting a right of the Company, the Company is obligated to provide indemnification only against expenses, including amounts paid in settlement and attorneys' fees, actually and reasonably incurred by the director or officer in connection with the defense or settlement of the proceeding. As a further limitation, indemnification may not be made for any claim, issue or matter as to which the director or officer has been adjudged by a court to be liable to the Company or for amounts paid in settlement to the Company, except to the extent that the court determines that the person is fairly and reasonably entitled to indemnity for such expenses.

     The Company's Bylaws require that any indemnification be made by the Company only as authorized in the specific case upon a determination that indemnification of the director or officer is proper in the circumstances. The determination must be made (i) by the shareholders; (ii) by the Board of Directors by majority vote of a quorum consisting of directors who were not parties to the proceeding; or (iii) under certain circumstances, by independent legal counsel in a written opinion.

     Under the Company's Bylaws, the expenses of directors and officers incurred in defending a proceeding must be paid by the Company as they are incurred and in advance of the final disposition of the proceeding, upon receipt of an undertaking by the director or officer to repay the amount if it is ultimately determined by a court that he or she is not entitled to be indemnified by the Company.

     The Articles of Incorporation and Bylaws of the Washington Corporation are intended to provide mandatory indemnification of directors and officers to the maximum extent permitted by Washington law. Rather than requiring that directors or officers have satisfied a specified standard of conduct as a condition of indemnification, the Bylaws of the Washington Corporation (the "Washington Bylaws") require the Washington Corporation to indemnify a director or officer who is involved in certain lawsuits or other proceedings because the person is or was a director or officer, unless the conduct of the director or officer constituted: (i) acts or omissions finally adjudged to be intentional misconduct or a knowing violation of law; (ii) conduct by a director finally adjudged to be in violation of a statute relating to unlawful dividends or other distributions; or (iii) any transaction with respect to which it was finally adjudged that such person personally received a benefit in money, property, or services to which he or she was not legally entitled. The Washington Bylaws also contain an exception providing that the Washington Corporation would not be obligated to indemnify any person in connection with any proceeding that was initiated by such person, except a proceeding to enforce his or her indemnification rights, unless the proceeding was authorized by the Board of Directors. If indemnification were provided as required under the Washington Bylaws, the Washington Corporation would be obligated to indemnify the director or officer against all expenses, liabilities and losses, including attorneys' fees, costs, judgments, fines, ERISA excise taxes or penalties and amounts to be paid in settlement, that were reasonably incurred or suffered by the director or officer in connection with the proceeding.

     Rather than requiring a determination by the shareholders, the Board of Directors, or independent legal counsel that indemnification is proper in the circumstances, the Washington Bylaw provision creates a presumption that a director or officer is entitled to indemnification upon submission of a claim by the director or officer, and expressly negates any defense or presumption based on any such determination. In order to defeat a claim for indemnification, the Washington Corporation would have the burden of overcoming the presumption in favor of indemnification and proving that the claimant has not met the standard for indemnification under the Bylaw.

     The Washington Bylaw provision is similar to the Nevada Bylaw provision in requiring the corporation to advance expenses incurred in defending a proceeding in advance of its final disposition, upon receipt of an undertaking to repay such amounts if a court determines that the director or officer is not entitled to be indemnified by the corporation. However, the Washington Bylaw provision also gives the Board of Directors the right to deny an advance of expenses in a particular case by adopting an express resolution to that effect.

     Unlike the Bylaws of the Company, the Washington Bylaws explicitly provide that the indemnification rights conferred in the Bylaws are deemed to be contract rights between the Washington Corporation and each person who is or was a director or officer, and that the Washington Corporation intends each such person to rely on such rights in performing his or her duties. Both the Bylaws of the Company and the Washington Bylaws provisions provide that indemnification continues after a person ceases to be a director or officer and inures to the benefit of his or her heirs, executors and administrators.

     The Washington Bylaws also provide that the Washington Corporation may, by action of its Board of Directors from time to time, provide indemnification and pay expenses in advance of the final disposition of a proceeding to employees and agents of the Washington Corporation on the same terms and with the same scope and effect as provided in the Bylaws for the indemnification and advancement of expenses of directors and officers of the Washington Corporation or on such other terms as the Board of Directors may deem proper. This is similar to a provision in the Bylaws of the Company.

     If the Reincorporation is approved at the Annual Meeting, both the indemnification and the director liability provisions in the Washington charter documents will apply prospectively to the existing directors and officers in their capacities as directors and officers of the Washington Corporation. Accordingly, the members of the Company's Board of Directors have a personal interest in these provisions which is potentially adverse to the interests of the shareholders. However, the Board of Directors strongly believes that these provisions are in the best interests of the Company as a means of enhancing its ability to retain and attract qualified directors and officers and to permit them to exercise their business judgment on behalf of the Company.

     Other Differences in the Charter Documents. The Articles of the Washington Corporation differ in other technical aspects. Specific articles have been included so as to minimize differences in corporate governance before and after the Reincorporation. One such article provides for a majority vote requirement in the case of mergers, and certain other transactions, which is the same as the statutory requirement for such transactions under the Nevada Corporate Statute. Certain differences also exist between the Bylaws of the Washington Corporation and the Company's Bylaws, but, except as described herein, none of these provisions is expected to have a material effect on the governance of the Company.

CERTAIN DIFFERENCES IN WASHINGTON AND NEVADA CORPORATE LAW

     Limitation on Director or Officer Liability. Under the Nevada Corporate Statute, a corporation's articles of incorporation may contain a provision eliminating or limiting the personal liability of a director or an officer to the corporation or its shareholders for damages for breach of fiduciary duty as a director or officer. Such a provision cannot eliminate or limit the liability of a director or an officer for (i) acts or omissions that involve intentional misconduct, fraud or a knowing violation of law, or (ii) payment of an unlawful distribution. The Articles of Incorporation of the Company do not presently contain any provisions eliminating or limiting personal liability of directors or officers as permitted by Nevada law.

     Under the Washington Corporate Statute, a corporation's articles of incorporation may contain a provision eliminating or limiting the personal liability of a director to the corporation or its shareholders for monetary damages for his or her conduct as a director. Such a provision cannot eliminate or limit the liability of a director for: (i) acts or omissions involving intentional misconduct or a knowing violation of law by a director; (ii) approval of certain dividends or other distributions contrary to law; or (iii) any transaction from which the director personally receives a benefit in money, property or services to which the director is not legally entitled. Unlike the Nevada Corporate Statute, the Washington Corporate Statute does not contain any provision authorizing the articles of incorporation to eliminate or limit the personal liability of an officer to the corporation or its shareholders. The Articles of Incorporation of the Washington Corporation provide that each of its directors shall not be liable to the corporation or its shareholders for monetary damages for his or her conduct as a director, to the fullest extent permitted by Washington law.

     Indemnification. The Nevada Corporate Statute requires a corporation to indemnify a director, officer, employee or agent to the extent that such individual is successful on the merits or otherwise in the defense of certain proceedings arising out of his or her serving in such capacity, or in the defense of any claim, issue or matter in such proceeding, with such indemnity to cover expenses and attorneys' fees actually and reasonably incurred in connection with such defense. The Washington Corporate Statute has a similar provision, although it applies only to directors and officers, requires that the director or officer be wholly successful on the merits or otherwise in the defense of the proceeding, and permits the articles of incorporation to limit this obligation.

     The basic indemnification authority in the Nevada Corporate Statute allows a corporation to provide certain indemnity to a person who is made a party to certain proceedings by reason of serving as a director, officer, employee or agent of the corporation if it is determined that a certain standard of conduct is satisfied. That standard requires that the person have acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to a criminal proceeding, that the person had no reasonable cause to believe his or her conduct was unlawful. In the Washington Corporate Statute, under the basic indemnification authority, a distinction is made between conduct of a director or officer in his or her "official capacity" as a director or officer, and conduct in any other capacity in which indemnification is authorized. The basic standard of conduct for indemnification under the Washington Corporate Statute requires that an individual have acted in good faith, and if acting in an official capacity, that such individual reasonably believed that his or her conduct was in the best interests of the corporation, or if acting in any other capacity, that the individual reasonably believed that his or her conduct was at least not opposed to the best interests of the corporation. A standard that is similar to the Nevada standard applies to criminal proceedings.

     Under the Nevada Corporate Statute, if it is determined that the required standard of conduct is satisfied, the extent of the indemnification authority of a corporation depends on the nature of the proceeding in which the director or officer is involved. If the proceeding is not an action by or in the right of the corporation, the corporation is authorized to provide indemnification against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement, actually and reasonably incurred by the director or officer in connection with the proceeding. If the proceeding is a suit by the corporation or a suit by a shareholder asserting a right of the corporation, the corporation is authorized to provide indemnification only against expenses, including amounts paid in settlement and attorneys' fees, actually and reasonably incurred by the director or officer in connection with the defense or settlement of the proceeding. As a further limitation, with respect to any claim, issue or matter as to which the person is adjudged liable to the corporation or has paid an amount in settlement to the corporation, no indemnification is permitted except to the extent that a court determines in view of all the circumstances that the person is fairly and reasonably entitled to indemnity for such expenses as the court deems proper. Under the basic indemnification authority of the Washington Corporate Statute, if it is determined that the required standard of conduct is satisfied, a corporation generally may indemnify a director against judgments, settlements, penalties, fines and reasonable expenses including attorneys' fees incurred with respect to a proceeding. However, the Washington Corporate Statute provides generally that a corporation may not indemnify a director in connection with a proceeding brought by or on behalf of the corporation in which the director was held liable to the corporation, and that any indemnification provided in such a proceeding shall be limited to reasonable expenses incurred in connection with the proceeding. The Washington Corporate Statute also provides that a corporation may not indemnify a director in connection with any other proceeding if the director is held liable for receipt of an improper personal benefit. However, any director who is a party to a proceeding may apply to a court for indemnification, and the court may order such indemnity if the court finds that the director is fairly and reasonably entitled to indemnification in view of all the relevant circumstances, even if (i) the director did not meet the statutory standard of conduct or (ii) the director was held liable as described in the preceding sentence, although in such case the indemnity will be limited to reasonable expenses incurred, unless otherwise provided in the articles of incorporation or a bylaw, contract or resolution approved or ratified by the shareholders.

     Under the Nevada Corporate Statute, except for certain advances of expenses, and unless ordered by a court, indemnification must be authorized in each specific case, upon a determination that indemnification of the director, officer, employee or agent is proper under the circumstances. Such determination must be made by the shareholders, by the board of directors by majority vote of a quorum of directors who are not parties to the proceeding, or, under certain circumstances, by independent legal counsel in a written opinion. The basic indemnification authority of the Washington Corporate Statute has similar requirements, although it also permits a committee of the board consisting solely of two or more directors who are not parties to the action to make the determination. The latter statute provides that shares owned or controlled by parties to the proceeding may not be voted in any determination by the shareholders as to whether indemnification is proper. The Washington Corporate Statute specifically requires both a determination that the statutory standard of conduct has been satisfied and an evaluation as to the reasonableness of expenses.

     Under the Nevada Corporate Statute, the articles of incorporation, the bylaws or an agreement by the corporation may provide that expenses of officers or directors incurred in defending a proceeding must be paid by the corporation as they are incurred and in advance of the final disposition of the proceeding, if the officer or director undertakes to repay any amount to which he or she is ultimately determined by a court not to be entitled. Under the basic indemnification authority of the Washington Corporate Statute, a corporation may pay or reimburse the reasonable expenses incurred by a director who is a party to a proceeding in advance of final disposition upon receipt of an undertaking to repay and an affirmation of the director's good faith belief that the director has met the statutory standard of conduct for indemnification. The authorization of such payments may be made by the articles, bylaws, a board or shareholder resolution or a contract.

     Under the Nevada Corporate Statute, rights to indemnification that are in addition to those authorized by the statute may be created by the articles of incorporation, a bylaw, an agreement, a vote of shareholders or disinterested directors, or otherwise. However, except for court-ordered indemnification or the advance of expenses, no indemnification can be provided to or on behalf of a director or officer if a final adjudication establishes that his or her acts or omissions involved intentional misconduct, fraud or a knowing violation of law and was material to the cause of action. Under the Washington Corporate Statute, indemnification of directors beyond the basic statutory authority may be established by the articles of incorporation, or a bylaw that is adopted or ratified by the shareholders, or a resolution that is adopted or ratified, before or after any relevant event, by the shareholders. However, no such indemnity shall indemnify any director from or on account of: (i) acts or omissions of the director finally adjudged to be intentional misconduct or a knowing violation of law; (ii) conduct of a director finally adjudged to be in violation of a statute relating to unlawful dividends or other distributions; or (iii) any transaction with respect to which it was finally adjudged that such director personally received a benefit in money, property, or services to which the director was not legally entitled. The indemnification provisions of the Articles of Incorporation and Bylaws of the Washington Corporation establish mandatory indemnification of directors and officers that goes beyond the basic statutory authority, as permitted by this section of the Washington Corporate Statute. Accordingly, certain of the conditions and limitations described above in the basic indemnification authority of the Washington Corporate Statute will not apply to the mandatory indemnification of directors and officers as provided in the Washington Bylaws. See "Principal Differences in Corporate Charters Indemnification of Directors and Officers," above. The approval by the shareholders of the Company of the Reincorporation at the Annual Meeting will also constitute any required shareholder approval of the indemnification provisions of the Articles of Incorporation and Bylaws of the Washington Corporation.

     The Washington Corporate Statute requires that if a corporation indemnifies or advances expenses to a director in connection with a proceeding by or in the right of the corporation, the corporation shall report the indemnification or advance to the shareholders with or before the notice of the next meeting of the shareholders. The Nevada Corporate Statute does not contain a comparable requirement.

     Statutory Provisions Relating to Acquisitions and Business
Combinations. The Washington Corporate Statute contains one statute specifically relating to business combinations. That statute presently applies to the Company and will continue to apply after the Reincorporation. The Nevada Corporate Statute has three provisions that may be relevant to proposed acquisitions and business combinations involving the Company. All of these statutes will be inapplicable if the Reincorporation is approved.

     Nevada's "Combinations with Interested Stockholders" statute applies to Nevada public corporations having at least 200 stockholders, which includes the Company. This statute prohibits a corporation from entering into any "combination" with an "interested stockholder" (defined as (a) a person who beneficially owns 10% or more of the corporation's voting shares, or (b) an affiliate or associate of the corporation who, in the three years preceding the transaction, beneficially owned 10% or more of the corporation's voting shares) for a period of three years after such person becomes an interested stockholder, unless the Board of Directors approved the combination or the share acquisition before the interested stockholder acquired the shares, except as otherwise provided by law. After such three-year period has elapsed, combinations with an interested stockholder remain prohibited unless the combination meets any applicable requirements of the corporation's articles of incorporation, and (i) the Board of Directors approved the combination or the share acquisition before the interested stockholder's acquisition of the shares, or (ii) a majority of the disinterested stockholders vote to approve the combination at a meeting called for that purpose after such three-year period has elapsed, or (iii) the aggregate amount of cash and the market value of non-cash consideration to be received by the disinterested stockholders meets certain minimum requirements, and, prior to the consummation of the combination, the interested stockholder has not become the beneficial owner of additional voting shares of the corporation, except in limited circumstances. For purposes of this statute, the term "combination" includes a merger or consolidation of the corporation and the interested stockholder or its affiliate, or any sale, lease, exchange, mortgage, pledge, transfer or other disposition to or with an interested stockholder or its affiliate of corporate assets in excess of certain dollar thresholds. This statute currently applies to the Company, but if the Reincorporation is approved, this statute will no longer be applicable.

     Nevada's "Acquisition of Controlling Interest Statute" applies to Nevada corporations that have at least 200 shareholders, with at least 100 shareholders of record being Nevada residents, and that do business directly or indirectly in Nevada. As of September 10, 1996, the Company had fewer than 100 shareholders of record who were Nevada residents. The Company also believes that it is not "doing business" in Nevada (a term that is not defined in the statute). Accordingly, the statute is not presently applicable to the Company. Where applicable, the statute prohibits an acquiror from voting shares of a target corporation's stock after exceeding certain threshold ownership percentages, until the acquiror provides certain information to the corporation and a majority of the disinterested stockholders vote to restore the voting rights of the acquiror's shares at a meeting called at the request and expense of the acquiror. If the voting rights of such shares are restored, stockholders voting against such restoration may demand payment for the "fair value" of their shares (which is generally equal to the highest price paid in the transaction subjecting the stockholder to the statute). If the stockholders fail to restore the voting rights of the acquiror's shares or if the acquiror fails to timely deliver the required information, then the corporation may call such shares for redemption by the corporation, if so provided in the corporation's articles of incorporation or bylaws. The Company's articles of incorporation and bylaws do not currently permit it to call an acquiror's shares for redemption. This statute will be inapplicable if the Reincorporation is approved.

     Nevada's statute regarding the exercise of directors' and officers' powers provides that directors and officers, in exercising their respective powers with a view to the interests of the corporation, may consider the following factors: (a) the interests of the corporation's employees, suppliers, creditors and customers; (b) the economy of Nevada and the nation; (c) the interests of the community and of society; and (d) the long-term as well as short-term interests of the corporation and its stockholders, including the possibility that these interests may be best served by the continued independence of the corporation. This statute also provides that directors may resist a change or potential change in control of the corporation if the directors by a majority vote of a quorum determine that the change or potential change is opposed to or not in the best interest of the corporation: (i) upon consideration of the interests of the corporation's stockholders and any of the foregoing factors; or (ii) because the amount or nature of the indebtedness and other obligations to which the corporation or any successor may become subject in connection with the change or potential change in control provides reasonable grounds to believe that within a reasonable time the corporation would become insolvent or a bankruptcy proceeding concerning the corporation would be commenced. There is no equivalent provision in the Washington Corporate Statute. This statute will be inapplicable if the Reincorporation is approved.

     The portion of the Washington Corporate Statute known as the "Significant Business Transactions Statute" applies to public companies that are incorporated under Washington law. That statute also applies to any public company that is incorporated under the law of another state and satisfies the following criteria: (i) its principal executive office is in Washington; (ii) more than 10% of its shares or shareholders of record are owned by Washington residents, or it has at least 1,000 shareholders of record resident in Washington; (iii) a majority of its employees reside in Washington, or the corporation employs more than 1,000 Washington residents; and (iv) a majority of its tangible assets are located in Washington, or the corporation has more than $50 million worth of tangible assets located in Washington. This statute currently applies to the Company and will continue to apply after the Reincorporation. Subject to certain exceptions, the statute prohibits a corporation from entering into any "significant business transactions" with an "Acquiring Person" (defined generally as a person who or an affiliated group that beneficially owns 10% or more of the outstanding voting securities of a corporation) for a period of five years after such person or affiliated group becomes an Acquiring Person unless the transaction or share acquisition made by the Acquiring Person is approved prior to the share acquisition by a majority of the target corporation's directors. In addition, this statute prohibits a corporation subject thereto from entering into a significant business transaction with an Acquiring Person unless the consideration to be received by the corporation's shareholders in connection with the proposed transaction satisfies the "fair price" provisions set forth in the statute.

     Right to Appraisal or Dissenters' Rights. Under the Washington Corporate Statute, a shareholder is entitled to dissent from and, upon perfection of his or her appraisal right, to obtain payment of the fair value of his or her shares in the event of certain corporate actions, including certain mergers and share exchanges, certain sales or exchanges of substantially all the property of the corporation not in the regular course of business, and an amendment to the corporation's articles of incorporation that reduces shares owned by a shareholder to a fractional share that is to be acquired by the corporation for cash.

     Under the Nevada Corporate Statute, appraisal rights are available only in connection with certain mergers or share exchanges, unless otherwise provided in the corporation's articles of incorporation, bylaws or a board resolution relating to a corporate action taken pursuant to a vote of shareholders. The Nevada Corporate Statute does require that appraisal rights be provided in connection with a sale of substantially all of the assets of a corporation. Even for such mergers or share exchanges, unless the articles of incorporation otherwise provide, the Nevada Corporate Statute does not provide appraisal rights: (i) if the shares of the corporation are listed on a national securities exchange, are included in the National Market System by the National Association of Securities Dealers, Inc. ("NASD"), or are held of record by more than 2,000 shareholders (as long as in the merger the shareholders receive only (A) cash, or (B) shares of the surviving corporation or any other corporation the shares of which are listed on a national securities exchange, included in the National Market System by the NASD, or held of record by more than 2,000 shareholders or (C) a combination thereof); or (ii) if the corporation is the surviving corporation and no vote of its shareholders is required by the plan of merger for the merger. The Company's common stock is included in the National Market System by the NASD, and shareholders of the Company are subject to the exception under the Nevada Corporate Statute described above for certain mergers and share exchanges. Under the Washington Corporate Statute, certain additional types of transactions give rise to appraisal rights, and that statute does not have an exception comparable to the exception in the Nevada Corporate Statute.

     Removal of Directors. Under the Washington Corporate Statute, one or more directors may be removed by the shareholders with or without cause, unless the articles of incorporation provide that directors may be removed only for cause. The Articles of Incorporation of the Washington Corporation do not contain a provision limiting the removal of directors. A director of a Washington corporation may be removed by the shareholders only at a special meeting called for the purpose of removing the director, and the meeting notice must state that the purpose, or one of the purposes, of the meeting is removal of the director. If a director is elected by the holders of one or more classes or series of shares, only the holders of those classes or series of shares may participate in the vote to remove that director. Although the Company has no present plans to issue any shares of preferred stock, after the Reincorporation, the Board of Directors would have the authority to designate and issue one or more series of preferred stock that give the holders of such shares certain voting rights, which could include the right to elect one or more directors as a class or series or the right to vote with the holders of Common Stock in the election of some or all directors. In such event, only the holders of the class or series of stock that had the right to elect one or more directors could participate in any vote to remove such directors. Under the Washington Corporate Statute, a director of a corporation that does not have cumulative voting may be removed only if the votes cast to remove the director exceed the votes cast against removal of the director. The Washington Corporation does not have cumulative voting.

     Under the Nevada Corporate Statute, any director of a corporation, such as the Company, that does not have cumulative voting may be removed upon the approval of not less than two-thirds of the outstanding shares entitled to vote. The articles of incorporation may require the concurrence of a larger percentage of the stock entitled to voting power to remove a director. The Articles of Incorporation of the Company do not provide a higher percentage.

     Under the Washington Corporate Statute, it would require a lower percentage of votes in the relevant voting group to remove directors elected by that voting group. The Washington Corporate Statute, unlike Nevada law, gives the Company the authority to adopt a future Article limiting removal of directors to cause. The Company does not have any present intention of proposing such an amendment.

     Shareholder Inspection Rights. Under the Washington Corporate Statute, any shareholder, subject to certain notice requirements, is entitled to inspect and copy certain designated corporate records, including articles of incorporation and bylaws, as amended, minutes of shareholder meetings, shareholder consents and communications to shareholders for the past three years, certain annual financial statements for the past three years, the names and business addresses of directors and officers, and the most recent report filed with the Washington Secretary of State. If any shareholder of a Washington corporation makes a demand in good faith and for a proper purpose, the shareholder describes with reasonable particularity the shareholder's purpose and the records the shareholder desires to inspect, and the records are directly connected with the shareholder's purpose, then the shareholder, subject to certain notice requirements, is entitled to inspect and copy accounting records of the corporation, the corporation's record of its shareholders, and minutes and consents by the board of directors, certain board committees and the shareholders.

     Under the Nevada Corporate Statute, the right to inspect the books of account and financial records and to conduct an audit of such records is denied to shareholders of any corporation that has securities listed and traded on any recognized stock exchange, and any corporation, such as the Company, that furnishes its shareholders a detailed, annual financial statement. Under the Nevada Corporate Statute, a person who has been a shareholder of record for at least six months immediately preceding his or her demand, or a holder of at least 5% of all outstanding shares, subject to certain notice requirements, is entitled to inspect and make extracts from, the stock ledger of the corporation. An inspection may be denied to a shareholder upon his or her refusal to furnish to the corporation an affidavit that such inspection is not desired for a purpose which is in the interest of a business or object other than the business of the corporation and that such shareholder has not at any time sold or offered for sale any list of stockholders of any domestic or foreign corporation or aided or abetted any person in procuring any such record of stockholders for any such purpose.

     Transactions With Officers or Directors. The Washington Corporate Statute sets forth a safe harbor for transactions between a corporation and one or more of its directors. A conflicting interest transaction may not be enjoined, set aside or give rise to damages or other sanctions if: (i) it is approved by a majority of qualified directors; (ii) it is approved by the affirmative vote of all qualified shares; or (iii) at the time of commitment, the transaction was fair to the corporation. For purposes of this provision, "qualified director" is one who does not have: (a) a conflicting interest respecting the transaction, or (b) a familial, financial, professional, or employment relationship with a second director which relationship would reasonably be expected to exert an influence on the first director's judgment when voting on the transaction. "Qualified shares" are defined generally as shares other than those beneficially owned, or the voting of which is controlled, by a director who has a conflicting interest respecting the transaction.

     The Nevada Corporate Statute provides that contracts or transactions between a corporation and one or more of its directors or officers or an entity in which one or more of its directors has an interest are not void or voidable solely because of such interest or solely because the director or officer is present at the meeting of the board or a committee which authorizes the contract or transaction or because the votes of such director are counted for that purpose, if: (i) the fact of the common directorship, office or financial interest is disclosed or known to the board or the committee and noted in the minutes, and the board or committee authorizes, approves or ratifies the contract or transaction in good faith by a vote sufficient without counting the votes of the common or interested directors; (ii) the fact of the common directorship, office or financial interest is disclosed or known to the shareholders, and the shareholders approve or ratify the contract or transaction in good faith by a majority vote of shareholders holding a majority of the voting power, with the votes of the common or interested directors or officers being counted in any such vote of shareholders; (iii) the fact of the common directorship, office or financial interest is not disclosed or known to the director or officer at the time the transaction is brought before the board of directors for action; or (iv) the contract or transaction is fair as to the corporation at the time it is authorized or approved.

     Amendment of Articles of Incorporation. The Washington Corporate Statute authorizes a corporation's board of directors to make certain changes to its articles of incorporation without shareholder approval, including a change of corporate name, a change or elimination of provisions relating to the par value of its shares, and, if the corporation has only one class of stock outstanding, a change in the number of outstanding shares in order to effectuate a stock split or stock dividend in the corporation's own shares. Any other amendment to the articles of incorporation of a public company must be recommended to the shareholders by the board of directors, unless the board determines that because of a conflict of interest or other special circumstances, it should make no recommendation, and the amendment must be approved by a majority of all votes entitled to be cast by each voting group which has a right to vote on the amendment. The Washington Corporate Statute gives the holders of a class or series of stock the right to vote separately on an amendment to the Articles if the class or series would be adversely affected by the amendment as specified in the statute, even if such shares are nonvoting shares under the articles of incorporation.

     Under the Nevada Corporate Statute, amendments to a corporation's articles of incorporation require the board of directors to adopt the amendment and declare its advisability, and require approval of shareholders holding a majority of the voting power of the corporation, unless a greater proportion is specified in the articles of incorporation. Any proposed amendment that would alter or change any preference or any other right given to any class or series of outstanding shares must receive the additional approval by the holders of shares representing a majority of the voting power of each class or series so affected, regardless of limitations or restrictions on the voting power of such class or series.

     Shareholder Action Without a Meeting. Under the Washington Corporate Statute, shareholder action may be taken without a meeting if written consents setting forth such action are signed by all shareholders entitled to vote on the action. The Nevada Corporate Statute authorizes shareholder action without a meeting if written consents are signed by shareholders holding at least a majority of the voting power, unless otherwise provided in the articles of incorporation or bylaws. The Company's Bylaws currently provide that shareholder action may not be taken by written consent.

     Mergers and Certain Other Transactions. Under the Washington Corporate Statute, certain mergers, certain transactions involving a sale, lease, exchange or other disposition of substantially all of a corporation's property other than in the usual and regular course of business, or the dissolution of a corporation must be approved by the board of directors and by two-thirds of all votes entitled to be cast by each voting group of shareholders entitled to vote as a separate group, unless another proportion is specified in the articles of incorporation. The Articles of Incorporation of the Washington Corporation provide that the corporate transactions specified above are approved if any such transaction receives the affirmative vote of holders of a majority of the shares entitled to vote, or if applicable, a majority of shares in each voting group entitled to vote separately on the transaction. Under the Nevada Corporate Statute, a merger, a sale, lease or exchange of all of a corporation's property and assets or the dissolution of a corporation must be approved by the Board of Directors and by a majority of all votes entitled to be cast on the matter (unless the articles of incorporation require a larger percentage) and a majority of all votes of any class of shares entitled to vote thereon as a class. Thus, the effect of the Article provision in the Washington Corporation is to make the required shareholder vote on such transactions a majority of the shares entitled to vote on the matter, which is the same requirement currently applicable to the Company under the Nevada Corporate Statute.

FEDERAL INCOME TAX CONSEQUENCES

     It is anticipated that the Merger will be treated as a tax-free reorganization under the Internal Revenue Code of 1986, as amended. Accordingly, no gain or loss will be recognized by holders of Common Stock of the Company or by the Company or by the Washington Corporation upon the exchange of stock in the Company for stock in the Washington Corporation as a result of the Merger. Each former holder of Common Stock of the Company will have the same tax basis in the Washington Corporation Common Stock received pursuant to the Merger as such shareholder has in Common Stock of the Company held by such shareholder at the time of the consummation of the Merger. Each shareholder's holding period with respect to common stock of the Washington Corporation will include the period during which such shareholder held the corresponding Common Stock of the Company, provided the latter is held as a capital asset at the time of consummation of the Merger. Furthermore, the Company expects that the exchange of outstanding Warrants for warrants to purchase common stock of the Washington Corporation should not cause the holders of the Warrants to recognize gain.

     The foregoing is only a summary of the anticipated federal income tax consequences and does not constitute tax advice. No ruling from the Internal Revenue Service ("IRS") and no opinion of counsel with respect to the tax consequences of the Merger have been or will be sought by the Company. Thus, there is no assurance that the IRS will agree with the conclusions set forth herein regarding the federal income tax consequences of the Merger.

     The federal income tax discussion set forth above is based upon current law. Although this discussion is intended to cover the material federal income tax consequences of the Reincorporation, it may not address issues that are material to a shareholder because of his or her particular tax situation. It does not address foreign, state or local tax consequences. Each shareholder is urged to consult his or her own tax advisor concerning the specific tax consequences of the merger to such shareholder, including the applicability and effect of federal, state, local and other tax law.

VOTE REQUIRED AND BOARD OF DIRECTORS RECOMMENDATION

     The affirmative vote of a majority of the outstanding shares of Common Stock of the Company is required to approve the Reincorporation.
Abstentions from voting and broker non-votes will have the practical effect of voting against the Reincorporation because they represent fewer votes for approval.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE REINCORPORATION FROM NEVADA TO WASHINGTON BY MEANS OF A MERGER OF THE COMPANY WITH AND INTO THE WASHINGTON CORPORATION.


                  PROPOSAL 3(B) - APPROVAL OF NAME CHANGE

     If the Reincorporation described in Proposal 3(a) does not receive the affirmative vote of a majority of the outstanding shares of Common Stock of the Company, the Reincorporation will not occur. In that case, the Board of Directors has proposed that the shareholders vote alternatively on the proposal to amend the Company's Articles of Incorporation and change the Company's name from "PCT Holdings, Inc." to "Pacific Aerospace & Electronics, Inc." Under the Nevada Corporate Statute, a change of the Company's corporate name requires approval of a majority of the outstanding shares of Common Stock.

     The Board of Directors and management of the Company believe that the name "Pacific Aerospace & Electronics, Inc." is more descriptive than the name "PCT Holdings, Inc." of the nature and scope of the Company's two primary business segments. The name PCT Holdings, Inc. was adopted in May 1994, at a time when the Company's only subsidiary was Pacific Coast Technologies, Inc. Since then, the Company has acquired four additional subsidiaries and organized its operations into two groups, aerospace and electronics, corresponding with the Company's two primary business segments.

     The Company reserved the names "Pacific Aerospace & Electronics, Inc." and "Pacific Aerospace & Electronics" to be used as trade names in the states of Washington and Nevada in late August 1996. On September 3, 1996, the Company announced that it would begin operating immediately under the trade name "Pacific Aerospace & Electronics, Inc." This proposal, if passed, would permit the amendment of the Company's Articles of Incorporation, if the Reincorporation and Merger are not approved, to change the corporate name, as stated in the Company's Articles of Incorporation and in the Company's public reports filed with the SEC and elsewhere, to be the same as the trade name under which the Company plans to conduct its business.

     The Company currently intends to continue the listing of its Common Stock and Warrants on the Nasdaq National Market System as "PCTH" and "PCTHW," respectively.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE CHANGE OF THE COMPANY'S CORPORATE NAME TO "PACIFIC AEROSPACE & ELECTRONICS, INC."

                PROPOSAL 4 - RATIFICATION OF APPOINTMENT OF
                           INDEPENDENT ACCOUNTANT

     The Board of Directors has appointed Moss Adams LLP as independent auditors of the Company for the fiscal year ending May 31, 1997, and has further directed that the selection of such auditors be submitted for ratification by the shareholders at the Annual Meeting. The Company has been advised by Moss Adams LLP that neither that firm nor any of its associates has any relationship with the Company or its subsidiaries other than the usual relationship that exists between independent public accountants and clients. Moss Adams LLP will have one or more representatives at the Annual Meeting who will have an opportunity to make a statement, if he or she so desires, and will be available to respond to appropriate questions from shareholders.

     Effective for fiscal 1996, the Company dismissed its principal independent accountant, Schvaneveldt and Company, a Salt Lake City, Utah, certified public accounting firm ("Schvaneveldt"), and replaced that firm with Moss Adams LLP. During the Company's past two fiscal years, Schvaneveldt prepared no financial statement for the Company which contained an adverse opinion or disclaimer of opinion, or was modified as to uncertainty, audit scope, or accounting principles. At the time the Board of Directors acted to replace Schvaneveldt with Moss Adams, Schvaneveldt was not preparing any financial statements for the Company. There were no disagreements between the Company and Schvaneveldt on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Schvaneveldt's satisfaction, would have caused it to make reference to the subject matter of such disagreement in connection with any report it may have prepared.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF MOSS ADAMS LLP AS INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING MAY 31, 1997.

     In the event that the votes cast in favor of ratification of the appointment of independent auditors do not exceed the votes cast against such action, the selection of other auditors will be considered by the Board of Directors.

               SHAREHOLDER PROPOSALS FOR 1997 ANNUAL MEETING

     Any shareholder proposal intended for inclusion in proxy materials for the Company's 1997 annual meeting of shareholders must be received in proper form by the Company at its principal office no later than May 23, 1997.

                               OTHER MATTERS

     The Board of Directors of the Company is not aware of any business other than the aforementioned matters that will be presented for consideration at the Annual Meeting. If other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote thereon in accordance with their best judgment.

                  ANNUAL REPORT AND FINANCIAL STATEMENTS

     A copy of the Company's 1996 Annual Report to Shareholders, which includes the Company's Annual Report on Form 10-KSB for the fiscal year ended May 31, 1996, accompanies this Proxy Statement. The Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated by reference therein.

     IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON ARE URGED TO EXECUTE AND RETURN THE ENCLOSED PROXY IN THE REPLY ENVELOPE PROVIDED.

                                  By Order of the Board of Directors,


                                  Donald A. Wright
                                  Chairman of the Board,
                                  Chief Executive Officer and President


September [20],  1996

                                                                 APPENDIX A

                             PCT HOLDINGS, INC.

                 AMENDED AND RESTATED STOCK INCENTIVE PLAN


     1. Purpose. The purpose of this Amended and Restated Stock Incentive Plan (the "Plan") is to enable PCT Holdings, Inc., a Nevada corporation (the "Company") to attract and retain the services of (1) selected employees, officers and directors of the Company or of any subsidiary of the Company and (2) selected nonemployee agents, consultants, advisors, persons involved in the sale or distribution of the Company's products and independent contractors of the Company or any subsidiary.

     2. Shares Subject to the Plan. Subject to adjustment as provided below and in Section 13, the shares to be offered under the Plan shall consist of Common Stock, $.001 par value, of the Company, and the total number of shares of Common Stock that may be issued under the Plan shall not exceed 2,000,000 shares. The shares issued under the Plan may be authorized and unissued shares or reacquired shares. If an option, stock appreciation right or performance unit granted under the Plan expires, terminates or is cancelled, the unissued shares subject to such option, stock appreciation right or performance unit shall again be available under the Plan. If shares sold or awarded as a bonus under the Plan are forfeited to the Company or repurchased by the Company, the number of shares forfeited or repurchased shall again be available under the Plan.

     3.  Effective Date and Duration of Plan.

         (a) Effective Date. The Plan shall become effective as of the date it is adopted by the Board of Directors. No option, stock appreciation right or performance unit granted under the Plan to an officer who is subject to Section 16(b) of the Securities Exchange Act of 1934, as amended (an "Officer") or a director, and no incentive stock option, shall become exercisable, however, until the Plan is approved by the affirmative vote of the holders of a majority of the shares of Common Stock represented at a shareholders meeting at which a quorum is present, and any such awards under the Plan prior to such approval shall be conditioned on and subject to such approval. Subject to this limitation, options, stock appreciation rights and performance units may be granted and shares may be awarded as bonuses or sold under the Plan at any time after the effective date and before termination of the Plan.

         (b) Duration. Unless earlier terminated by the Board of Directors, the Plan shall continue in effect until the earlier of: (i) ten years from the date on which the Plan is adopted by the Board of Directors, and (ii) the date on which all shares available for issuance under the Plan have been issued and all restrictions on such shares have lapsed. The Board of Directors may suspend or terminate the Plan at any time except with respect to options, performance units and shares subject to restrictions then outstanding under the Plan. No options or other rights may be granted after such termination or during any suspension of the Plan. Termination shall not affect any outstanding options, any right of the Company to repurchase shares or the forfeitability of shares issued under the Plan.

     4.  Administration.

         (a) Board of Directors. Except as otherwise provided below, the Plan shall be administered by the Board of Directors of the Company, which shall determine and designate from time to time the individuals to whom awards shall be made, the amount of the awards and the other terms and conditions of the awards. Subject to the provisions of the Plan, the Board of Directors may from time to time adopt and amend rules and regulations relating to administration of the Plan, advance the lapse of any waiting period, accelerate any exercise date, waive or modify any restriction applicable to shares (except those restrictions imposed by law) and make all other determinations in the judgment of the Board of Directors necessary or desirable for the administration of the Plan. The interpretation and construction of the provisions of the Plan and related agreements by the Board of Directors shall be final and conclusive. The Board of Directors may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any related agreement in the manner and to the extent it shall deem expedient to carry the Plan into effect, and it shall be the sole and final judge of such expediency.

         (b) Committee. The Board of Directors may delegate to a committee of the Board of Directors or specified officers of the Company, or both (the "Committee") any or all authority for administration of the Plan; provided that at least two members of the Committee must be directors. If authority is delegated to a Committee, all references to the Board of Directors in the Plan shall mean and relate to the Committee except (i) as otherwise provided by the Board of Directors, (ii) that only the Board of Directors may amend or terminate the Plan as provided in Sections 3 and 14, and (iii) that a Committee including officers of the Company shall not be permitted to grant options to persons who are officers of the Company.

         (c) Exchange Act. At any time that the Company has a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), this Plan shall be administered in accordance with Rule 16b-3 adopted under the Exchange Act and Section 162(m) of the Internal Revenue Code of 1986, as amended, and the regulations, proposed and final, thereunder, as all may be amended from time to time. In such event, the Board shall appoint a Committee in accordance with Section 4(b), and each member of the Committee shall be a "disinterested director" and an "outside director" with the meaning of such Rule 16b-3 and Section 162(m), respectively.

         (d) Limited Liability. No member of the Board of Directors or the Committee or officer of the Company shall be liable for any action or inaction of the entity or body, or of another person or, except in circumstances involving bad faith, of himself or herself. Subject only to compliance with the explicit provisions hereof, the Board of Directors may act in its absolute discretion in all matters related to the Plan.

     5. Types of Awards; Eligibility. The Board of Directors may, from time to time, take the following action, separately or in combination, under the Plan: (i) grant Incentive Stock Options, as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), as provided in Sections 6(a) and 6(b); (ii) grant options other than Incentive Stock Options ("Non-Statutory Stock Options") as provided in Sections 6(a) and 6(c); (iii) award stock bonuses as provided in Section 7; (iv) sell shares subject to restrictions as provided in Section 8; (v) grant stock appreciation rights as provided in Section 9; (vi) grant cash bonus rights as provided in Section 10; (vii) grant performance units as provided in
Section 11; and (viii) grant foreign qualified awards as provided in
Section 12. Any such awards may be made to employees, including employees who are officers or directors, and to other individuals described in
Section 1 who the Board of Directors believes have made or will make an important contribution to the Company or any subsidiary of the Company; provided, however, that only employees of the Company shall be eligible to receive Incentive Stock Options under the Plan; and provided further that non-employee directors shall not be eligible to participate in the Plan. For purposes of the Plan, a non-employee director is a director who is not an employee of the Company or any of its subsidiaries. The Board of Directors shall select the individuals to whom awards shall be made and shall specify the action taken with respect to each individual to whom an award is made. At the discretion of the Board of Directors, an individual may be given an election to surrender an award in exchange for the grant of a new award.

     6.  Option Grants.

         (a)  General Rules Relating to Options.

              (i) Terms of Grant. The Board of Directors may grant options under the Plan. With respect to each option grant, the Board of Directors shall determine the number of shares subject to the option, the option price, the period of the option, the time or times at which the option may be exercised (including, without limitation, whether the option will be subject to any vesting requirements and whether there will be any conditions precedent to exercise of the option), and whether the option is an Incentive Stock Option or a Non-Statutory Stock Option. At the time of the grant of an option or at any time thereafter, the Board of Directors may provide that an optionee who exercised an option with Common Stock of the Company shall automatically receive a new option to purchase additional shares equal to the number of shares surrendered and may specify the terms and conditions of such new options. The maximum number of shares of Common Stock with respect to which options may be granted to any person during any fiscal year is 1,000,000.

              (ii) Exercise of Options. Except as provided in Section 6(a)(iv) or as determined by the Board of Directors, no option granted under the Plan may be exercised unless at the time of such exercise the optionee is employed by or in the service of the Company or any subsidiary of the Company and shall have been so employed or provided such service continuously since the date such option was granted, subject to Section 6(a)(iv)(G). Except as provided in Sections 6(a)(iv) and 13, options granted under the Plan may be exercised from time to time over the period stated in each option in such amounts and at such times as shall be prescribed by the Board of Directors, provided that options shall not be exercised for fractional shares. Unless otherwise determined by the Board of Directors, if the optionee does not exercise an option in any one year with respect to the full number of shares to which the optionee is entitled in that year, the optionee's rights shall be cumulative and the optionee may purchase those shares in any subsequent year during the term of the option. Unless otherwise determined by the Board of Directors, if an Officer exercises an option within six months of the grant of the option, the shares acquired upon exercise of the option may not be sold until six months after the date of grant of the option.

              (iii) Nontransferability. Each Incentive Stock Option and, unless otherwise determined by the Board of Directors with respect to an option granted to a person who is neither an Officer nor a director of the Company, each other option granted under the Plan, by its terms shall be nonassignable and nontransferable by the optionee, either voluntarily or by operation of law, except by will or by the laws of descent and distribution of the state or country of the optionee's domicile at the time of death.

              (iv)  Termination of Employment or Service.

                     (A) General Rule. Unless otherwise determined by the Board of Directors, in the event the employment or service of the optionee with the Company or a subsidiary terminates for any reason other than because of physical disability or death as provided in Subsections 6(a)(iv)(B) and (C), or for cause, as provided in Subsection 6(a)(iv)(D), the option may be exercised at any time prior to the expiration date of the option or the expiration of three months after the date of such termination, whichever is the shorter period, but only if and to the extent the optionee was entitled to exercise the option at the date of such termination.

                     (B) Termination Because of Total Disability. Unless otherwise determined by the Board of Directors, in the event of the termination of employment or service because of total disability, the option may be exercised at any time prior to the expiration date of the option or the expiration of 12 months after the date of such termination, whichever is the shorter period, but only if and to the extent the optionee was entitled to exercise the option at the date of such termination. The term "total disability" means a medically determinable mental or physical impairment which is expected to result in death or which has lasted or is expected to last for a continuous period of 12 months or more and which causes the optionee to be unable, in the opinion of the Company and two independent physicians, to perform his or her duties as an employee, director, officer or consultant of the Company and to be engaged in any substantial gainful activity. Total disability shall be deemed to have occurred on the first day after the Company and the two independent physicians have furnished their opinion of total disability to the Company.

                     (C) Termination Because of Death. Unless otherwise determined by the Board of Directors, in the event of the death of an optionee while employed by or providing service to the Company or a subsidiary, the option may be exercised at any time prior to the expiration date of the option or the expiration of 12 months after the date of death, whichever is the shorter period, but only if and to the extent the optionee was entitled to exercise the option at the date of death and only by the person or persons to whom such optionee's rights under the option shall pass by the optionee's will or by the laws of descent and distribution of the state or country of domicile at the time of death.

                     (D) For Cause. Unless otherwise determined by the Board of Directors, if an optionee is terminated for cause or resigns in lieu of dismissal, any option granted hereunder shall be deemed to have terminated as of the time of the first act that led or would have led to the termination for cause or resignation in lieu of dismissal, and such optionee shall thereupon have no right to purchase any shares of Common Stock pursuant to the exercise of such option, and any such exercise shall be null and void. Termination for "cause" shall include: (i) the violation by the optionee of any reasonable rule or policy of the Company that results in damage to the Company or which, after notice to do so, the optionee fails to correct within a reasonable time; (ii) any willful misconduct or gross negligence by the optionee in the responsibilities assigned to him or her; (iii) any willful failure to perform his or her job as required to meet the objectives of the Company; (iv) any wrongful conduct of an optionee that has an adverse impact on the Company or that constitutes a misappropriation of the assets of the Company;
              (v) unauthorized disclosure of confidential information; or
              (vi) the optionee's performing services for any other company or person that competes with the Company while he or she is employed by or provides services to the Company, without the written approval of the chief executive officer of the Company. "Resignation in lieu of dismissal" shall mean a resignation by an optionee of employment with or service to the Company if (i) the Company has given prior notice to such optionee of its intent to dismiss the optionee for circumstances that constitute cause, or (ii) within two months of the optionee's resignation, the chief operating officer or the chief executive officer of the Company or the Board of Directors determines, which determination shall be final and binding, that such resignation was related to an act that would have led to a termination for cause.

                     (E) Amendment of Exercise Period Applicable to Termination. The Board of Directors, at the time of grant or, with respect to an option that is not an Incentive Stock Option, at any time thereafter, may extend the 3-month and 12-month exercise periods any length of time not longer than the original expiration date of the option, and may increase the portion of an option that is exercisable, subject to such terms and conditions as the Board of Directors may determine.

                     (F) Failure to Exercise Option. To the extent that the option of any deceased optionee or of any optionee whose employment or service terminates is not exercised within the applicable period, all further rights to purchase shares pursuant to such option shall cease and terminate.

                     (G) Transfers; Leaves. For purposes of this Section 6(a), a transfer of employment or other relationship between or among the Company and/or any of its subsidiaries shall not be deemed to constitute a termination of employment or other cessation of relationship with the Company or any of its subsidiaries. For purposes of this Section 6(a), unless otherwise determined by the Board of Directors, employment shall be deemed to continue while the optionee is on military leave, sick leave or other bona fide leave of absence (as determined by the Board of Directors) in accordance with the policies of the Company.

                     (H) Holding Period. Unless otherwise determined by the Board of Directors, if a person subject to Section 16 of the Exchange Act exercises an option within six months of the date of grant of the option, the shares of Common Stock acquired on exercise of the option may not be sold until six months after the date of grant of the option.

                     (I)  Modification of Options. Subject to the
              requirements of Section 422 of the Code (with respect to Incentive Stock Options) and to the terms and conditions and within the limitations of the Plan, the Board of Directors may modify or amend outstanding options granted under the Plan. The modification or amendment of an outstanding option shall not, without the consent of the optionee, impair or diminish any of his or her rights or any of the obligations of the Company under such option. Except as otherwise provided in the Plan, no outstanding option shall be terminated without the consent of the optionee. Unless the optionee agrees otherwise, any changes or adjustments made to outstanding Incentive Stock Options granted under this Plan shall be made in such a manner so as not to constitute a "modification," as defined in Section 425(h) of the Code, and so as not to cause any Incentive Stock Option issued hereunder to fail to continue to qualify as an Incentive Stock Option as defined in Section 422(b) of the Code.

              (v) Purchase of Shares. Unless the Board of Directors determines otherwise, shares may be acquired pursuant to an option granted under the Plan only upon receipt by the Company of notice in writing from the optionee of the optionee's intention to exercise, specifying the number of shares as to which the optionee desires to exercise the option and the date on which the optionee desires to complete the transaction, and if required in order to comply with the Securities Act of 1933, as amended, containing a representation that it is the optionee's present intention to acquire the shares for investment and not with a view to distribution. Unless the Board of Directors determines otherwise, on or before the date specified for completion of the purchase of shares pursuant to an option, the optionee must have paid the Company the full purchase price of such shares in cash (including, with the consent of the Board of Directors, cash that may be the proceeds of a loan from the Company (provided that, with respect to an Incentive Stock Option, such loan is approved at the time of option grant)) or, with the consent of the Board of Directors, in whole or in part, in Common Stock of the Company valued at fair market value, restricted stock, performance units or other contingent awards denominated in either stock or cash, promissory notes and other forms of consideration. The fair market value of Common Stock provided in payment of the purchase price shall be determined by the Board of Directors. If the Common Stock of the Company is not publicly traded on the date the option is exercised, the Board of Directors may consider any valuation methods it deems appropriate and may, but is not required to, obtain one or more independent appraisals of the Company. If the Common Stock of the Company is publicly traded on the date the option is exercised, the fair market value of Common Stock provided in payment of the purchase price shall be the closing price of the Common Stock as reported in The Wall Street Journal on the last trading day preceding the date the option is exercised, or such other reported value of the Common Stock as shall be specified by the Board of Directors. No shares shall be issued until full payment for the shares has been made. With the consent of the Board of Directors (which, in the case of an Incentive Stock Option, shall be given only at the time of option grant), an optionee may request the Company to apply automatically the shares to be received upon the exercise of a portion of a stock option (even though stock certificates have not yet been issued) to satisfy the purchase price for additional portions of the option. Each optionee who has exercised an option shall immediately upon notification of the amount due, if any, pay to the Company in cash amounts necessary to satisfy any applicable federal, state and local tax withholding requirements. If additional withholding is or becomes required beyond any amount deposited before delivery of the certificates, the optionee shall pay such amount to the Company on demand. If the optionee fails to pay the amount demanded, the Company may withhold that amount from other amounts payable by the Company to the optionee, including salary, subject to applicable law. With the consent of the Board of Directors an optionee may satisfy this obligation, in whole or in part, by having the Company withhold from the shares to be issued upon the exercise that number of shares that would satisfy the withholding amount due or by delivering to the Company Common Stock to satisfy the withholding amount. Upon the exercise of an option, the number of shares reserved for issuance under the Plan shall be reduced by the number of shares issued upon exercise of the option.

              (vi) Restrictions. Shares issued on exercise of options granted under the Plan may be subject to restrictions on transfer, repurchase rights, or other restrictions as determined by the Board of Directors.

         (b) Incentive Stock Options. Incentive Stock Options shall be subject to the following additional terms and conditions:

              (i) Limitation on Amount of Grants. No employee may be granted Incentive Stock Options under the Plan if the aggregate fair market value, on the date of grant, of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by that employee during any calendar year under the Plan and under all incentive stock option plans (within the meaning of Section 422 of the Code) of the Company or any parent or subsidiary of the Company exceeds $100,000.

              (ii) Limitations on Grants to 10 Percent Shareholders. An Incentive Stock Option may be granted under the Plan to an employee possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or of any parent or subsidiary of the Company only if the option price is at least 110 percent of the fair market value, as described in Section 6(b)(iv), of the Common Stock subject to the option on the date it is granted and the option by its terms is not exercisable after the expiration of five years from the date it is granted.

              (iii) Duration of Options. Subject to Sections 6(a)(ii) and 6(b)(ii), Incentive Stock Options granted under the Plan shall continue in effect for the period fixed by the Board of Directors, except that no Incentive Stock Option shall be exercisable after the expiration of 10 years from the date it is granted.

              (iv) Option Price. The option price per share shall be determined by the Board of Directors at the time of grant. Except as provided in Section 6(b)(ii), the option price shall not be less than 100 percent of the fair market value of the Common Stock covered by the Incentive Stock Option at the date the option is granted. The fair market value shall be determined by the Board of Directors. If the Common Stock of the Company is not publicly traded on the date the option is granted, the Board of Directors may consider any valuation methods it deems appropriate and may, but is not required to, obtain one or more independent appraisals of the Company. If the Common Stock of the Company is publicly traded on the date the option is exercised, the fair market value shall be deemed to be the closing price of the Common Stock as reported in The Wall Street Journal on the day preceding the date the option is granted, or, if there has been no sale on that date, on the last preceding date on which a sale occurred or such other value of the Common Stock as shall be specified by the Board of Directors.

              (v) Limitation on Time of Grant. No Incentive Stock Option shall be granted on or after the tenth anniversary of the effective date of the Plan.

              (vi) Conversion of Incentive Stock Options. The Board of Directors may at any time without the consent of the optionee convert an Incentive Stock Option to a Non-Statutory Stock Option.

         (c) Non-Statutory Stock Options. Non-Statutory Stock Options shall be subject to the following terms and conditions in addition to those set forth in Section 6(a) above:

              (i) Option Price. The option price for Non-Statutory Stock Options shall be determined by the Board of Directors at the time of grant and may be any amount determined by the Board of Directors.

              (ii) Duration of Options. Non-Statutory Stock Options granted under the Plan shall continue in effect for the period fixed by the Board of Directors.

     7. Stock Bonuses. The Board of Directors may award shares under the Plan as stock bonuses. Shares awarded as a bonus shall be subject to the terms, conditions, and restrictions determined by the Board of Directors. The restrictions may include restrictions concerning transferability and forfeiture of the shares awarded, together with such other restrictions as may be determined by the Board of Directors. If shares are subject to forfeiture, all dividends or other distributions paid by the Company with respect to the shares shall be retained by the Company until the shares are no longer subject to forfeiture, at which time all accumulated amounts shall be paid to the recipient. The Board of Directors may require the recipient to sign an agreement as a condition of the award, but may not require the recipient to pay any monetary consideration other than amounts necessary to satisfy tax withholding requirements. The agreement may contain any terms, conditions, restrictions, representations and warranties required by the Board of Directors. The certificates representing the shares awarded shall bear any legends required by the Board of Directors. Unless otherwise determined by the Board of Directors, shares awarded as a stock bonus to an Officer may not be sold until six months after the date of the award. The Company may require any recipient of a stock bonus to pay to the Company in cash upon demand amounts necessary to satisfy any applicable federal, state or local tax withholding requirements. If the recipient fails to pay the amount demanded, the Company may withhold that amount from other amounts payable by the Company to the recipient, including salary or fees for services, subject to applicable law. With the consent of the Board of Directors, a recipient may deliver Common Stock to the Company to satisfy this withholding obligation. Upon the issuance of a stock bonus, the number of shares reserved for issuance under the Plan shall be reduced by the number of shares issued.

     8. Restricted Stock. The Board of Directors may issue shares under the Plan for such consideration (including promissory notes and services) as determined by the Board of Directors. Shares issued under the Plan shall be subject to the terms, conditions and restrictions determined by the Board of Directors. The restrictions may include restrictions concerning transferability, repurchase by the Company and forfeiture of the shares issued, together with such other restrictions as may be determined by the Board of Directors. If shares are subject to forfeiture or repurchase by the Company, all dividends or other distributions paid by the

Company with respect to the shares shall be retained by the Company until the shares are no longer subject to forfeiture or repurchase, at which time all accumulated amounts shall be paid to the recipient. All Common Stock issued pursuant to this Section 8 shall be subject to a purchase agreement, which shall be executed by the Company and the prospective recipient of the shares prior to the delivery of certificates representing such shares to the recipient. The purchase agreement may contain any terms, conditions, restrictions, representations and warranties required by the Board of Directors. The certificates representing the shares shall bear any legends required by the Board of Directors. Unless otherwise determined by the Board of Directors, shares issued under this Section 8 to an Officer may not be sold until six months after the shares are issued. The Company may require any purchaser of restricted stock to pay to the Company in cash upon demand amounts necessary to satisfy any applicable federal, state or local tax withholding requirements. If the purchaser fails to pay the amount demanded, the Company may withhold that amount from other amounts payable by the Company to the purchaser, including salary, subject to applicable law. With the consent of the Board of Directors, a purchaser may deliver Common Stock to the Company to satisfy this withholding obligation. Upon the issuance of restricted stock, the number of shares reserved for issuance under the Plan shall be reduced by the number of shares issued.

     9.  Stock Appreciation Rights.

         (a) Grant. Stock appreciation rights may be granted under the Plan by the Board of Directors, subject to such rules, terms, and conditions as the Board of Directors prescribes.

         (b)  Exercise.

              (i) Each stock appreciation right shall entitle the holder, upon exercise, to receive from the Company in exchange therefor an amount equal in value to the excess of the fair market value on the date of exercise of one share of Common Stock of the Company over its fair market value on the date of grant (or, in the case of a stock appreciation right granted in connection with an option, the excess of the fair market value of one share of Common Stock of the Company over the option price per share under the option to which the stock appreciation right relates), multiplied by the number of shares covered by the stock appreciation right or the option, or portion thereof, that is surrendered. No stock appreciation right shall be exercisable at a time that the amount determined under this subparagraph is negative. Payment by the Company upon exercise of a stock appreciation right may be made in Common Stock valued at fair market value, in cash, or partly in Common Stock and partly in cash, all as determined by the Board of Directors.

              (ii) A stock appreciation right shall be exercisable only at the time or times established by the Board of Directors. If a stock appreciation right is granted in connection with an option, the following rules shall apply: (1) the stock appreciation right shall be exercisable only to the extent and on the same conditions that the related option could be exercised; (2) the stock appreciation rights shall be exercisable only when the fair market value of the stock exceeds the option price of the related option; (3) the stock appreciation right shall be for no more than 100 percent of the excess of the fair market value of the stock at the time of exercise over the option price; (4) upon exercise of the stock appreciation right, the option or portion thereof to which the stock appreciation right relates terminates; and (5) upon exercise of the option, the related stock appreciation right or portion thereof terminates. Unless otherwise determined by the Board of Directors, no stock appreciation right granted to an Officer or director may be exercised during the first six months following the date it is granted.

              (iii) The Board of Directors may withdraw any stock appreciation right granted under the Plan at any time and may impose any conditions upon the exercise of a stock appreciation right or adopt rules and regulations from time to time affecting the rights of holders of stock appreciation rights. Such rules and regulations may govern the right to exercise stock appreciation rights granted prior to adoption or amendment of such rules and regulations as well as stock appreciation rights granted thereafter.

              (iv) For purposes of this Section 9, the fair market value of the Common Stock shall be determined as of the date the stock appreciation right is exercised, under the methods set forth in
      Section 6(b)(iv).

              (v) No fractional shares shall be issued upon exercise of a stock appreciation right. In lieu thereof, cash may be paid in an amount equal to the value of the fraction or, if the Board of Directors shall determine, the number of shares may be rounded downward to the next whole share.

              (vi) Each stock appreciation right granted in connection with an Incentive Stock Option, and unless otherwise determined by the Board of Directors with respect to a stock appreciation right granted to a person who is neither an Officer nor a director of the Company, each other stock appreciation right granted under the Plan by its terms shall be nonassignable and nontransferable by the holder, either voluntarily or by operation of law, except by will or by the laws of descent and distribution of the state or country of the holder's domicile at the time of death, and each stock appreciation right by its terms shall be exercisable during the holder's lifetime only by the holder.

              (vii) Each participant who has exercised a stock appreciation right shall, upon notification of the amount due, pay to the Company in cash amounts necessary to satisfy any applicable federal, state and local tax withholding requirements. If the participant fails to pay the amount demanded, the Company may withhold that amount from other amounts payable by the Company to the participant including salary, subject to applicable law. With the consent of the Board of Directors a participant may satisfy this obligation, in whole or in part, by having the Company withhold from any shares to be issued upon the exercise that number of shares that would satisfy the withholding amount due or by delivering Common Stock to the Company to satisfy the withholding amount.

              (viii) Upon the exercise of a stock appreciation right for shares, the number of shares reserved for issuance under the Plan shall be reduced by the number of shares issued. Cash payments of stock appreciation rights shall not reduce the number of shares of Common Stock reserved for issuance under the Plan.

     10.  Cash Bonus Rights.

         (a) Grant. The Board of Directors may grant cash bonus rights under the Plan in connection with (i) options granted or previously granted, (ii) stock appreciation rights granted or previously granted,
(iii) stock bonuses awarded or previously awarded and (iv) shares sold or previously sold under the Plan. Cash bonus rights will be subject to rules, terms and conditions as the Board of Directors may prescribe. Unless otherwise determined by the Board of Directors with respect to a cash bonus right granted to a person who is neither an Officer nor a director of the Company, each cash bonus right granted under the Plan by its terms shall be nonassignable and nontransferable by the holder, either voluntarily or by operation of law, except by will or by the laws of descent and distribution of the state or country of the holder's domicile at the time of death. The payment of a cash bonus shall not reduce the number of shares of Common Stock reserved for issuance under the Plan.

         (b) Cash Bonus Rights in Connection With Options. A cash bonus right granted in connection with an option will entitle an optionee to a cash bonus when the related option is exercised (or terminates in connection with the exercise of a stock appreciation right related to the option) in whole or in part if, in the sole discretion of the Board of Directors, the bonus right will result in a tax deduction that the Company has sufficient taxable income to use. If an optionee purchases shares upon exercise of an option and does not exercise a related stock appreciation right, the amount of the bonus, if any, shall be determined by multiplying the excess of the total fair market value of the shares to be acquired upon the exercise over the total option price for the shares by the applicable bonus percentage. If the optionee exercises a related stock appreciation right in connection with the termination of an option, the amount of the bonus, if any, shall be determined by multiplying the total fair market value of the shares and cash received pursuant to the exercise of the stock appreciation right by the applicable bonus percentage. The bonus percentage applicable to a bonus right, including a previously granted bonus right, may be changed from time to time at the sole discretion of the Board of Directors but shall in no event exceed 75 percent.

         (c) Cash Bonus Rights in Connection With Stock Bonus. A cash bonus right granted in connection with a stock bonus will entitle the recipient to a cash bonus payable when the stock bonus is awarded or restrictions, if any, to which the stock is subject lapse. If bonus stock awarded is subject to restrictions and is repurchased by the Company or forfeited by the holder, the cash bonus right granted in connection with the stock bonus shall terminate and may not be exercised. The amount and timing of payment of a cash bonus shall be determined by the Board of Directors.

         (d) Cash Bonus Rights in Connection With Stock Purchases. A cash bonus right granted in connection with the purchase of stock pursuant to
Section 8 will entitle the recipient to a cash bonus when the shares are purchased or restrictions, if any, to which the stock is subject lapse. Any cash bonus right granted in connection with shares purchased pursuant to
Section 8 shall terminate and may not be exercised in the event the shares are repurchased by the Company or forfeited by the holder pursuant to applicable restrictions. The amount of any cash bonus to be awarded and timing of payment of a cash bonus shall be determined by the Board of Directors.

         (e) Taxes. The Company shall withhold from any cash bonus paid pursuant to Section 10 the amount necessary to satisfy any applicable federal, state and local withholding requirements.

     11. Performance Units. The Board of Directors may grant performance units consisting of monetary units which may be earned in whole or in part if the Company achieves certain goals established by the Board of Directors over a designated period of time, but not in any event more than 10 years. The goals established by the Board of Directors may include earnings per share, return on shareholders' equity, return on invested capital, and such other goals as may be established by the Board of Directors. In the event that the minimum performance goal established by the Board of Directors is not achieved at the conclusion of a period, no payment shall be made to the participants. In the event the maximum corporate goal is achieved, 100 percent of the monetary value of the performance units shall be paid to or vested in the participants. Partial achievement of the maximum goal may result in a payment or vesting corresponding to the degree of achievement as determined by the Board of Directors. Payment of an award earned may be in cash or in Common Stock or in a combination of both, and may be made when earned, or vested and deferred, as the Board of Directors determines. Deferred awards shall earn interest on the terms and at a rate determined by the Board of Directors. Unless otherwise determined by the Board of Directors with respect to a performance unit granted to a person who is neither an Officer nor a director of the Company, each performance unit granted under the Plan by its terms shall be nonassignable and nontransferable by the holder, either voluntarily or by operation of law, except by will or by the laws of descent and distribution of the state or country of the holder's domicile at the time of death. Each participant who has been awarded a performance unit shall, upon notification of the amount due, pay to the Company in cash amounts necessary to satisfy any applicable federal, state and local tax withholding requirements. If the participant fails to pay the amount demanded, the Company may withhold that amount from other amounts payable by the Company to the participant, including salary or fees for services, subject to applicable law. With the consent of the Board of Directors a participant may satisfy this obligation, in whole or in part, by having the Company withhold from any shares to be issued that number of shares that would satisfy the withholding amount due or by delivering Common Stock to the Company to satisfy the withholding amount. The payment of a performance unit in cash shall not reduce the number of shares of Common Stock reserved for issuance under the Plan. The number of shares reserved for issuance under the Plan shall be reduced by the number of shares issued upon payment of an award.

     12. Foreign Qualified Grants. Awards under the Plan may be granted to such officers and employees of the Company and its subsidiaries and such other persons described in Section 1 residing in foreign jurisdictions as the Board of Directors may determine from time to time. The Board of Directors may adopt such supplements to the Plan as may be necessary to comply with the applicable laws of such foreign jurisdictions and to afford participants favorable treatment under such laws; provided, however, that no award shall be granted under any such supplement with terms which are more beneficial to the participants than the terms permitted by the Plan.

     13.  Changes in Capital Structure.

          (a) Stock Splits; Stock Dividends. If the outstanding Common Stock of the Company is hereafter increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of any stock split, combination of shares or dividend payable in shares, recapitalization or reclassification appropriate adjustment shall be made by the Board of Directors in the number and kind of shares available for grants under the Plan. In addition, the Board of Directors shall make appropriate adjustment in the number and kind of shares as to which outstanding options, or portions thereof then unexercised, shall be exercisable, so that the optionee's proportionate interest before and after the occurrence of the event is maintained. Notwithstanding the foregoing, the Board of Directors shall have no obligation to effect any adjustment that would or might result in the issuance of fractional shares, and any fractional shares resulting from any adjustment may be disregarded or provided for in any manner determined by the Board of Directors. Any such adjustments made by the Board of Directors shall be conclusive.

          (b) Mergers, Reorganizations, Etc. In the event of a merger, consolidation, plan of exchange, acquisition of property or stock, separation, reorganization or liquidation to which the Company or a subsidiary is a party or a sale of all or substantially all of the Company's assets (each, a "Transaction"), the Board of Directors shall, in its sole discretion and to the extent possible under the structure of the Transaction, select one of the following alternatives for treating outstanding options under the Plan:

              (i) Outstanding options shall remain in effect in accordance with their terms.

              (ii) Outstanding options shall be converted into options to purchase stock in the corporation that is the surviving or acquiring corporation in the Transaction. The amount, type of securities subject thereto and exercise price of the converted options shall be determined by the Board of Directors of the Company, taking into account the relative values of the companies involved in the Transaction and the exchange rate, if any, used in determining shares of the surviving corporation to be issued to holders of shares of the Company. Unless otherwise determined by the Board of Directors, the converted options shall be vested only to the extent that the vesting requirements relating to options granted hereunder have been satisfied.

              (iii) The Board of Directors shall provide a 30-day period prior to the consummation of the Transaction during which outstanding options may be exercised to the extent then exercisable, and upon the expiration of such 30-day period, all unexercised options shall immediately terminate. The Board of Directors may, in its sole discretion, accelerate the exercisability of options so that they are exercisable in full during such 30-day period.

           (c) Dissolution of the Company. In the event of the dissolution of the Company, options shall be treated in accordance with Section 13(b)(iii).

           (d) Rights Issued by Another Corporation. The Board of Directors may also grant options, stock appreciation rights, performance units, stock bonuses and cash bonuses and issue restricted stock under the Plan having terms, conditions and provisions that vary from those specified in this Plan provided that any such awards are granted in substitution for, or in connection with the assumption of, existing options, stock appreciation rights, stock bonuses, cash bonuses, restricted stock and performance units granted, awarded or issued by another corporation and assumed or otherwise agreed to be provided for by the Company pursuant to or by reason of a Transaction.

     14. Amendment of Plan. The Board of Directors may at any time, and from time to time, modify or amend the Plan in such respects as it shall deem advisable because of changes in the law while the Plan is in effect or for any other reason; provided that the approval of the Company's shareholders is necessary within twelve months before or after the adoption by the Board of Directors of any amendment that will: (a) increase the number of shares of Common Stock to be reserved for the issuance of options under the Plan; (b) permit the granting of stock options to a class of persons other than those now permitted to receive stock options under the Plan; or (c) require shareholder approval under applicable law, including
Section 16(b) of the Exchange Act. Except as provided in Sections 6(a)(iv), 9, 10 and 13, however, no change in an award already granted shall be made without the written consent of the holder of such award.

     15. Approvals. The obligations of the Company under the Plan may be subject to the approval of state and federal authorities or agencies with jurisdiction in the matter. The Company will use its best efforts to take steps required by state or federal law or applicable regulations, including rules and regulations of the Securities and Exchange Commission and any stock exchange or quotations service on which the Company's shares may then be listed, in connection with the grants under the Plan. The foregoing notwithstanding, the Company shall not be obligated to issue or deliver Common Stock under the Plan if such issuance or delivery would violate applicable state or federal securities laws.

     16. Employment and Service Rights. Nothing in the Plan or any award pursuant to the Plan shall (i) confer upon any employee any right to be continued in the employment of the Company or any subsidiary or interfere in any way with the right of the Company or any subsidiary by whom such employee is employed to terminate such employee's employment at any time, for any reason, with or without cause, or to decrease such employee's compensation or benefits, or (ii) confer upon any person engaged by the Company any right to be retained or employed by the Company or to the continuation, extension, renewal, or modification of any compensation, contract, or arrangement with or by the Company.

     17. Rights as a Shareholder. The recipient of any award under the Plan shall have no rights as a shareholder with respect to any Common Stock until the date of issue to the recipient of a stock certificate for such shares. Except as otherwise expressly provided in the Plan, no adjustment shall be made for dividends or other rights for which the record date occurs prior to the date such stock certificate is issued.

     18. Securities Regulations. Shares of Common Stock shall not be issued with respect to an option granted under the Plan unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, any applicable state securities laws, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, applicable laws of foreign countries and other jurisdictions and the requirements of any quotation service or stock exchange on which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance, including the availability of an exemption from registration for the issuance and sale of any shares hereunder. The inability of the Company to obtain, from any regulatory body having jurisdiction, the authority deemed by the Company's counsel to be necessary for the lawful issuance and sale of any shares hereunder or the unavailability of an exemption from registration for the issuance and sale of any shares hereunder shall relieve the Company of any liability with respect of the nonissuance or sale of such shares as to which such requisite authority shall not have been obtained. As a condition to the exercise of an option, the Company may require the Optionee to represent and warrant at the time of any such exercise that the shares of Common Stock are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any relevant provision of the aforementioned laws. The Company may place a stop-transfer order against any shares of Common Stock on the official stock books and records of the Company, and a legend may be stamped on stock certificates to the effect that the shares of Common Stock may not be pledged, sold or otherwise transferred unless an opinion of counsel is provided (concurred in by counsel for the Company) stating that such transfer is not in violation of any applicable law or regulation. The Board of Directors may also require such other action or agreement by the optionees as may from time to time be necessary to comply with the federal and state securities laws. THIS PROVISION SHALL NOT OBLIGATE THE COMPANY TO UNDERTAKE REGISTRATION OF THE OPTIONS OR STOCK THEREUNDER.

1995 Stock Incentive Plan adopted by the Board of Directors on October 27,
1995.

1995 Stock Incentive Plan approved by the shareholders on November 28,
1995.

Amendments approved and Amended and Restated Stock Incentive Plan adopted by the Board of Directors on July 30, 1995, subject to shareholder approval.

Amendments and Amended and Restated Stock Incentive Plan approved by the shareholders on ________________, 19__.

                                                                  APPENDIX B


                        AGREEMENT AND PLAN OF MERGER


     AGREEMENT AND PLAN OF MERGER, dated _____________, 1996, between PCT Holdings, Inc., a Nevada corporation (the "Merging Corporation"), and Pacific Aerospace & Electronics, Inc., a Washington corporation (the "Surviving Corporation"). The Merging Corporation and the Surviving Corporation are sometimes referred to collectively as the "Constituent Corporations."

     WHEREAS, the shareholders and Board of Directors of each of the Constituent Corporations have deemed it advisable and for the mutual benefit of the Constituent Corporations and their respective shareholders that the Merging Corporation be merged into the Surviving Corporation pursuant to the provisions of the Washington Business Corporation Act, Title 23B of the Revised Code of Washington and the Nevada General Corporation Law (the "Merger").

     NOW, THEREFORE, in accordance with the laws of the states of Washington and Nevada, the Constituent Corporations agree that, subject to the following terms and conditions, (i) the Merging Corporation shall be merged into the Surviving Corporation, (ii) the Surviving Corporation shall continue to be governed by the laws of the State of Washington, and (iii) the terms and conditions of the Merger, and the mode of carrying them into effect, shall be as follows:

     1. Constituent Corporations. The name of the Merging Corporation is PCT Holdings, Inc. The Merging Corporation is a corporation organized under and governed by the laws of Nevada. The address of its principal place of business is 434 Olds Station Road, Wenatchee, Washington 98801. The name of the Surviving Corporation is Pacific Aerospace & Electronics, Inc. The Surviving Corporation is a corporation organized under and governed by the laws of Washington. The address of its principal place of business is 434 Olds Station Road, Wenatchee, Washington 98801.

     2.  Merger; Conversion of Shares. On the effective date of the Merger,
(i) the Merging Corporation shall be merged with and into the Surviving Corporation, (ii) each outstanding share of common stock of the Merging Corporation, solely by virtue of the Merger and without any further action on the part of the Constituent Corporations or their shareholders, shall be changed into one share of common stock of the Surviving Corporation, and
(iii) each of the outstanding shares of common stock of the Surviving Corporation shall be automatically canceled and returned to the status of authorized but unissued shares.

     3. Options and Warrants. On the effective date of the Merger, each outstanding and unexercised option or warrant to purchase common stock of the Merging Corporation shall become an option or warrant, respectively, to purchase common stock of the Surviving Corporation, on the basis of one share of common stock of the Surviving Corporation for each share of common stock of the Merging Corporation issuable pursuant to any such option or warrant of the Merging Corporation and otherwise on the same terms and conditions and at the same exercise price per share as provided in any such option or warrant.

     4. Effect of Merger. The effect of the Merger shall be as provided by the applicable provisions of the laws of Washington and Nevada. Without limiting the generality of the foregoing, and subject thereto, on the effective date, the separate existence of the Merging Corporation shall cease, and the Merging Corporation shall be merged in accordance with the provisions of this Agreement with and into the Surviving Corporation, which shall possess all the properties and assets, and all the rights, privileges, powers, immunities and franchises, of whatever nature and description, and shall be subject to all restrictions, disabilities, duties and liabilities of each of the Constituent Corporations; and all such things shall be taken and deemed to be transferred to and vested in the Surviving Corporation without further act or deed; and the title to any real estate or other property, or any interest therein, vested by deed or otherwise in either of the Constituent Corporations, shall be vested in the Surviving Corporation without reversion or impairment.

     5. Articles of Incorporation. The Articles of Incorporation of the Surviving Corporation shall remain unchanged.

     6. Effective Date. The effective date of the merger shall be the date on which executed counterparts of this Agreement or conformed copies thereof, together with duly executed Articles of Merger, have been duly filed by the Constituent Corporations in the office of the Washington Secretary of State pursuant to Section 23B.11.050 of the Washington Business Corporation Act and the office of the Nevada Secretary of State pursuant to Section 92A.200 of the Nevada General Corporation Law, or at such time thereafter as is provided in such Articles of Merger.

     7. Abandonment. At any time before the effective date of the Merger, this Agreement may be terminated and the Merger may be abandoned for any reason whatsoever by the Board of Directors of either the Merging Corporation or the Surviving Corporation or both, notwithstanding the approval of this Agreement by the shareholders of the Merging Corporation or by the sole stockholder of the Surviving Corporation, or by both.

     8. Amendment. At any time before or after approval by the shareholders of the Constituent Corporations, this Agreement may be amended in any manner (except that any of the principal terms may not be amended without the approval of the shareholders of the Constituent Corporations), as may be determined in the judgment of the respective Boards of

Directors of the Constituent Corporations to be necessary, desirable or expedient in order to clarify the intention of the parties thereto or to effect or facilitate the purpose and intent of this Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement and Plan of Merger to be duly executed on the date first above written.


"MERGING CORPORATION"                  "SURVIVING CORPORATION"

PCT HOLDINGS, INC.                     PACIFIC AEROSPACE &
                                       ELECTRONICS, INC.



By                                     By
   --------------------------------       ---------------------------------
   Donald A. Wright, President            Donald A. Wright, President

                                                                    APPENDIX C


                         ARTICLES OF INCORPORATION

                                     OF

                   PACIFIC AEROSPACE & ELECTRONICS, INC.


                                 ARTICLE I

                                    Name
                                    ----

     The name of this Corporation is Pacific Aerospace & Electronics, Inc.

                                 ARTICLE II

                               Capital Stock
                               -------------

     A. Authorized Capital. This Corporation is authorized to issue a total of one hundred five million (105,000,000) shares, $.001 par value per share, consisting of one hundred million (100,000,000) shares to be designated "Common Stock" and five million (5,000,000) shares to be designated "Preferred Stock." Subject to any rights expressly granted to Preferred Stock issued pursuant to Paragraph B of this Article, the Common Stock shall have all the rights ordinarily associated with common shares, including but not limited to general voting rights, general rights to dividends, and liquidation rights. The Preferred Stock shall have the rights and preferences described in Paragraph B of this Article or in any resolution of the Board of Directors adopted pursuant to Paragraph B.

     B. Issuance of Preferred Stock in Series. The Preferred Stock may be issued from time to time in one or more series in any manner permitted by law and these Articles of Incorporation, as determined from time to time by the Board of Directors and stated in the resolution or resolutions providing for its issuance, prior to the issuance of any shares thereof. The Board of Directors shall have the authority to fix and determine, subject to the provisions hereof, the rights and preferences of the shares of any series so established. Unless otherwise provided in the resolution establishing a series of shares of Preferred Stock, prior to the issuance of any shares of a series so established or to be established, the Board of Directors may by resolution amend the relative rights and preferences of the shares of such series, and, after the issuance of shares of a series whose number has been designated by the Board of Directors, the resolution establishing the series may be amended by the Board of Directors to decrease (but not below the number of shares of such series then outstanding) the number of shares of that series.

                                ARTICLE III

                            No Preemptive Rights
                            --------------------

     Except as may otherwise be provided by the Board of Directors, no holder of any shares of this Corporation shall have any preemptive right to purchase, subscribe for or otherwise acquire any securities of this Corporation of any class or kind now or hereafter authorized.

                                 ARTICLE IV

                            Number of Directors
                            -------------------

     This Corporation shall have at least one director, the actual number to be fixed in accordance with the Bylaws.

                                 ARTICLE V

                            No Cumulative Voting
                            --------------------

     There shall be no cumulative voting of shares in this Corporation.

                                 ARTICLE VI

             Shareholder Voting on Significant Corporate Action
             --------------------------------------------------

     Any corporate action for which the Washington Business Corporation Act, as then in effect, would otherwise require approval by either a two-thirds vote of the shareholders of this Corporation or by a two-thirds vote of one or more voting groups shall be deemed approved by the shareholders or the voting group(s) if it is approved by the affirmative vote of the holders of a majority of shares entitled to vote or, if approval by voting groups is required, by the holders of a majority of shares within each voting group entitled to vote separately. Notwithstanding this Article, effect shall be given to any other provision of these Articles that specifically requires a greater vote for approval of any particular corporate action.

                                ARTICLE VII

                      Limitation on Director Liability
                      --------------------------------

     To the fullest extent permitted by Washington law, a director of this Corporation shall not be liable to the Corporation or its shareholders for monetary damages for his or her conduct as a director. Any amendment to or repeal of this Article shall not adversely affect any right of a director of this Corporation hereunder with respect to any acts or omissions of the director occurring prior to amendment or repeal.

                                ARTICLE VIII

                        Indemnification of Directors
                        ----------------------------

     To the fullest extent permitted by its Bylaws and Washington law, this Corporation is authorized to indemnify any of its directors and officers. The Board of Directors shall be entitled to determine the terms of indemnification, including advance of expenses, and to give effect thereto through the adoption of Bylaws, approval of agreements, or by any other manner approved by the Board of Directors. Any amendment to or repeal of this Article shall not adversely affect any right of an individual with respect to any right to indemnification arising prior to such amendment or repeal.

                                 ARTICLE IX

                   Registered Office and Registered Agent
                   --------------------------------------

     A. The first registered agent of this Corporation in the State of Washington is JGB Service Corporation.

     B. The street address of the first registered agent at the registered office of this Corporation in the State of Washington is One Union Square, Suite 3600, 600 University Street, Seattle, WA 98101.

                                 ARTICLE X

                                Incorporator
                                ------------

     The name and address of the incorporator are as follows:

            Donald A. Wright
            434 Olds Station Road
            Wenatchee, WA 98801


DATED: _______________, 1996.     __________________________________
                                  Donald A. Wright
                                  Incorporator

                 CONSENT TO APPOINTMENT AS REGISTERED AGENT


     The undersigned hereby consents to serve as registered agent for Pacific Aerospace & Electronics, Inc. in the State of Washington.

     DATED this _____ day of ___________, 1996.


                                  JGB SERVICE CORPORATION


                                  By __________________________________
                                     Its_______________________________

                                  Address of Registered Agent:
                                  ---------------------------
                                  One Union Square, Suite 3600
                                  600 University Street
                                  Seattle, WA 98101

                                                                    APPENDIX D


                                   BYLAWS

                                     OF

                   PACIFIC AEROSPACE & ELECTRONICS, INC.


                                 SECTION 1.
                  SHAREHOLDERS AND SHAREHOLDERS' MEETINGS
                  ---------------------------------------

     1.1 Annual Meeting. The annual meeting of the shareholders of this corporation (the "Corporation") for the election of directors and for the transaction of such other business as may properly come before the meeting shall be held each year at the principal office of the Corporation, or at some other place either within or without the State of Washington as designated by the Board of Directors, on the day and at the time specified in Exhibit A, which is attached hereto and incorporated herein by this reference, or on such other day and time as may be set by the Board of Directors. If the specified day is a Sunday or a legal holiday, then the meeting will take place on the next business day at the same time or on such other day and time as may be set by the Board of Directors.

     1.2 Special Meetings. Special meetings of the shareholders for any purpose or purposes may be called at any time by the Board of Directors, the Chairman of the Board, the President, a majority of the Board of Directors, or any shareholder or shareholders holding in the aggregate one-tenth of the voting power of all votes entitled to be cast on any issue proposed to be considered at the proposed special meeting. The meetings shall be held at such time and place as the Board of Directors may prescribe, or, if not held upon the request of the Board of Directors, at such time and place as may be established by the President or by the Secretary in the President's absence. Only business within the purpose or purposes described in the meeting notice may be conducted.

     1.3 Notice of Meetings. Written notice of the place, date and time of the annual shareholders' meeting and written notice of the place, date, time and purpose or purposes of special shareholders' meetings shall be delivered not less than 10 (or, if required by Washington law, 20) or more than 60 days before the date of the meeting, either personally, by facsimile, or by mail, or in any other manner approved by law, by or at the direction of the President or the Secretary, to each shareholder of record entitled to notice of such meeting. Mailed notices shall be deemed to be delivered when deposited in the mail, first-class postage prepaid, correctly addressed to the shareholder's address shown in the Corporation's current record of shareholders.

     1.4 Waiver of Notice. Except where expressly prohibited by law or the Articles of Incorporation, notice of the place, date, time and purpose or purposes of any shareholders' meeting may be waived in a signed writing delivered to the Corporation by any shareholder at any time, either before or after the meeting. Attendance at the meeting in person or by proxy waives objection to lack of notice or defective notice of the meeting unless the shareholder at the beginning of the meeting objects to holding the meeting or transacting business at the meeting. A shareholder waives objection to consideration of a particular matter at a meeting that is not within the purpose or purposes described in the meeting notice, unless the shareholder objects to considering the matter when it is presented.

     1.5 Shareholders' Action Without a Meeting. The shareholders may take any action without a meeting that they could properly take at a meeting, if one or more written consents setting forth the action so taken are signed by all of the shareholders entitled to vote with respect to the subject matter and are delivered to the Corporation for inclusion in the minutes or filing with the corporate records. If required by Washington law, all nonvoting shareholders must be given written notice of the proposed action at least ten days before the action is taken, unless such notice is waived in a manner consistent with these Bylaws. Actions taken under this section are effective when all consents are in the possession of the Corporation, unless otherwise specified in the consent. A shareholder may withdraw consent only by delivering a written notice of withdrawal to the Corporation prior to the time that all consents are in the possession of the Corporation.

     1.6 Telephone Meetings. Shareholders may participate in a meeting of shareholders by means of a conference telephone or any similar communications equipment that enables all persons participating in the meeting to hear each other during the meeting. Participation by such means shall constitute presence in person at a meeting.

     1.7 List of Shareholders. At least ten days before any shareholders' meeting, the Secretary of the Corporation or the agent having charge of the stock transfer books of the Corporation shall have compiled a complete list of the shareholders entitled to notice of a shareholders' meeting, arranged in alphabetical order and by voting group, with the address of each shareholder and the number, class, and series, if any, of shares owned by each.

     1.8 Quorum and Voting. The presence in person or by proxy of the holders of a majority of the votes entitled to be cast on a matter at a meeting shall constitute a quorum of shareholders for that matter. If a quorum exists, action on a matter shall be approved by a voting group if the votes cast within a voting group favoring the action exceed the votes cast within the voting group opposing the action, unless a greater number of affirmative votes is required by the Articles of Incorporation or by law. If the Articles of Incorporation or Washington law provide for voting by two or more voting groups on a matter, action on a matter is taken only when voted upon by each of those voting groups counted separately. Action may be taken by one voting group on a matter even though no action is taken by another voting group.

     1.9 Adjourned Meetings. If a shareholders' meeting is adjourned to a different place, date or time, whether for failure to achieve a quorum or otherwise, notice need not be given of the new place, date or time if the new place, date or time is announced at the meeting before adjournment. When a determination of shareholders entitled to vote at any meeting of shareholders has been made as provided in these Bylaws, that determination shall apply to any adjournment thereof, unless Washington law requires fixing a new record date. If Washington law requires that a new record date be set for the adjourned meeting, notice of the adjourned meeting must be given to shareholders as of the new record date. Any business may be transacted at an adjourned meeting that could have been transacted at the meeting as originally called.

     1.10 Proxies. A shareholder may appoint a proxy to vote or otherwise act for the shareholder by signing an appointment form, either personally or by an agent. No appointment shall be valid after 11 months from the date of its execution unless the appointment form expressly so provides. An appointment of a proxy is revocable unless the appointment is coupled with an interest. No revocation shall be effective until written notice thereof has actually been received by the Secretary of the Corporation or any other person authorized to tabulate votes.

                                 SECTION 2.
                             BOARD OF DIRECTORS
                             ------------------

     2.1 Number and Qualification. The business affairs and property of the Corporation shall be managed under the direction of a Board of Directors, the number of members of which is set forth in Exhibit A. The Board of Directors may increase or decrease this number by resolution. A decrease in the number of directors shall not shorten the term of an incumbent director.

     2.2 Election - Term of Office. The directors shall be elected by the shareholders at each annual shareholders' meeting or at a special shareholders' meeting called for such purpose. Despite the expiration of a director's term, the director continues to serve until his or her successor is elected and qualified or until there is a decrease in the authorized number of directors.

     2.3 Vacancies. Except as otherwise provided by law, vacancies in the Board of Directors, whether caused by resignation, death, retirement, disqualification, removal, increase in the number of directors, or otherwise, may be filled for the remainder of the term by the Board of Directors, by the shareholders, or, if the directors in office constitute less than a quorum of the Board of Directors, by an affirmative vote of a majority of the remaining directors. The term of a director elected to fill a vacancy expires at the next shareholders' meeting at which directors are elected. A vacancy that will occur at a specific later date may be filled before the vacancy occurs, but the new director may not take office until the vacancy occurs.

     2.4 Quorum and Voting. At any meeting of the Board of Directors, the presence in person (including presence by electronic means such as a telephone conference call) of a majority of the number of directors presently in office shall constitute a quorum for the transaction of business. Notwithstanding the foregoing, in no case shall a quorum be less than one-third of the authorized number of directors. If a quorum is present at the time of a vote, the affirmative vote of a majority of the directors present at the time of the vote shall be the act of the Board of Directors and of the Corporation except as may be otherwise specifically provided by the Articles of Incorporation, by these Bylaws, or by law. A director who is present at a meeting of the Board of Directors when action is taken is deemed to have assented to the action taken unless: (a) the director objects at the beginning of the meeting, or promptly upon his or her arrival, to holding it or to transacting business at the meeting; (b) the director's dissent or abstention from the action taken is entered in the minutes of the meeting; or (c) the director delivers written notice of his or her dissent or abstention to the presiding officer of the meeting before its adjournment or to the Corporation within a reasonable time after adjournment of the meeting. The right of dissent or abstention is not available to a director who votes in favor of the action taken.

     2.5 Regular Meetings. Regular meetings of the Board of Directors shall be held at such place, date and time as shall from time to time be fixed by resolution of the Board.

     2.6 Special Meetings. Special meetings of the Board of Directors may be held at any place and at any time and may be called by the Chairman of the Board, the President, Vice President, Secretary or Treasurer, or any two or more directors.

     2.7 Notice of Meetings. Unless the Articles of Incorporation provide otherwise, any regular meeting of the Board of Directors may be held without notice of the date, time, place, or purpose of the meeting. Any special meeting of the Board of Directors must be preceded by at least two days' notice of the date, time, and place of the meeting, but not of its purpose, unless the Articles of Incorporation or these Bylaws require otherwise. Notice may be given personally, by facsimile, by mail, or in any other manner allowed by law. Oral notice shall be sufficient only if a written record of such notice is included in the Corporation's minute book. Notice shall be deemed effective at the earliest of: (a) receipt; (b) delivery to the proper address or telephone number of the director as shown in the Corporation's records; or (c) five days after its deposit in the United States mail, as evidenced by the postmark, if correctly addressed and mailed with first-class postage prepaid. Notice of any meeting of the Board of Directors may be waived by any director at any time, by a signed writing, delivered to the Corporation for inclusion in the minutes, either before or after the meeting. Attendance or participation by a director at a meeting shall constitute a waiver of any required notice of the meeting unless the director promptly objects to holding the meeting or to the transaction of any business on the grounds that the meeting was not lawfully convened and the director does not thereafter vote for or assent to action taken at the meeting.

     2.8 Directors' Action Without A Meeting. The Board of Directors or a committee thereof may take any action without a meeting that it could properly take at a meeting if one or more written consents setting forth the action are signed by all of the directors, or all of the members of the committee, as the case may be, either before or after the action is taken, and if the consents are delivered to the Corporation for inclusion in the minutes or filing with the corporate records. Such action shall be effective upon the signing of a consent by the last director to sign, unless the consent specifies a later effective date.

     2.9 Committees of the Board of Directors. The Board of Directors, by resolutions adopted by a majority of the members of the Board of Directors in office, may create from among its members one or more committees and shall appoint the members thereof. Each such committee must have two or more members, who shall be directors and who shall serve at the pleasure of the Board of Directors. Each committee of the Board of Directors may exercise the authority of the Board of Directors to the extent provided in its enabling resolution and any pertinent subsequent resolutions adopted in like manner, provided that the authority of each such committee shall be subject to applicable law. Each committee of the Board of Directors shall keep regular minutes of its proceedings and shall report to the Board of Directors when requested to do so.

     2.10 Telephone Meetings. Members of the Board of Directors or of any committee appointed by the Board of Directors may participate in a meeting of the Board of Directors or committee by means of a conference telephone or similar communications equipment that enables all persons participating in the meeting to hear each other during the meeting. Participation by such means shall constitute presence in person at a meeting.

     2.11 Compensation of Directors. The Board of Directors may fix the compensation of directors as such and may authorize the reimbursement of their expenses.

                                 SECTION 3.
                                  OFFICERS
                                  --------

     3.1 Officers Enumerated - Election. The officers of the Corporation shall consist of such officers and assistant officers as may be designated by resolution of the Board of Directors. The officers may include a Chairman of the Board, a President, one or more Vice Presidents, a Secretary, a Treasurer, and any assistant officers. The officers shall hold office at the pleasure of the Board of Directors. Unless otherwise restricted by the Board of Directors, the President may appoint any assistant officer, the Secretary may appoint one or more Assistant Secretaries, and the Treasurer may appoint one or more Assistant
Treasurers; provided that any such appointments shall be recorded in writing in the corporate records.

     3.2 Qualifications. None of the officers of the Corporation need be a director. Any two or more corporate offices may be held by the same person.

     3.3 Duties of the Officers. Unless otherwise prescribed by the Board of Directors, the duties of the officers shall be as follows:

          Chairman of the Board. The Chairman of the Board, if one is elected, shall preside at meetings of the Board of Directors and of the shareholders, shall be responsible for carrying out the plans and directives of the Board of Directors, and shall report to and consult with the Board of Directors. The Chairman of the Board shall have such other powers and duties as the Board of Directors may from time to time prescribe.

          Chief Executive Officer. The Chief Executive Officer shall be the chief executive officer of the Corporation and shall exercise the usual powers pertaining to such office. The Chief Executive Officer shall be in general charge of the business and affairs of the Corporation, subject to control by the Board of Directors. The Chief Executive Officer shall report to and consult with the Board of Directors and shall have such other powers and duties as the Board of Directors may from time to time prescribe.

          President. The President shall exercise the usual executive powers pertaining to the office of President. In the absence of a Chairman of the Board, the President shall preside at meetings of the Board of Directors and of the shareholders, perform the other duties of the Chairman of the Board prescribed in this section, and shall have such other powers and duties as the Board of Directors may from time to time designate. In addition, if there is no Secretary in office, the President shall perform the duties of the Secretary.

          Vice President. Each Vice President shall perform such duties as the Board of Directors may from time to time designate. In addition, the Vice President, or if there is more than one, the most senior Vice President available, shall act as President in the absence or disability of the President.

          Secretary. The Secretary shall be responsible for and shall keep, personally or with the assistance of others, records of the proceedings of the directors and shareholders; authenticate records of the Corporation; attest all certificates of stock in the name of the Corporation; keep the corporate seal, if any, and affix the same to, or cause a facsimile thereof to be printed on, certificates of stock and other proper documents; keep a record of the issuance of certificates of stock and the transfers of the same, or cause such a record to be kept; and perform such other duties as the Board of Directors may from time to time designate.

          Treasurer. The Treasurer shall have the care and custody of, and be responsible for, all funds and securities of the Corporation and shall cause to be kept regular books of account. The Treasurer shall cause to be deposited all funds and other valuable effects in the name of the Corporation in such depositories as may be designated by the Board of Directors. In general, the Treasurer shall perform all of the duties incident to the office of Treasurer, and such other duties as from time to time may be assigned by the Board of Directors.

          Assistant Officers. Assistant officers may consist of one or more Assistant Vice Presidents, one or more Assistant Secretaries, and one or more Assistant Treasurers. Each assistant officer shall perform those duties assigned to him or her from time to time by the Board of Directors, the President, or the officer who appointed him or her.

     3.4 Vacancies. Vacancies in any office arising from any cause may be filled by the Board of Directors at any regular or special meeting.

     3.5 Removal. Any officer or agent may be removed by action of the Board of Directors with or without cause, but any removal shall be without prejudice to the contract rights, if any, of the person removed. Election or appointment of an officer or agent shall not of itself create any contract rights.

                                 SECTION 4.
                     SHARES AND CERTIFICATES OF SHARES
                     ---------------------------------

     4.1 Share Certificates. Share certificates shall be issued in numerical order, and each shareholder shall be entitled to a certificate signed by the President or a Vice President, and attested by the Secretary or an Assistant Secretary. Share certificates may be sealed with the corporate seal, if any. Facsimiles of the signatures and seal may be used as permitted by law. Every share certificate shall state:

          (a)  the name of the Corporation;

          (b) that the Corporation is organized under the laws of the State of Washington;

          (c) the name of the person to whom the share certificate is issued;

          (d) the number, class and series (if any) of shares that the certificate represents; and

          (e) if the Corporation is authorized to issue shares of more than one class or series, that upon written request and without charge, the Corporation will furnish any shareholder with a full statement of the designations, preferences, limitations and relative rights of the shares of each class or series, and the authority of the Board of Directors to determine variations for future series.

     4.2 Consideration for Shares. Shares of the Corporation may be issued for such consideration as shall be determined by the Board of Directors to be adequate. The consideration for the issuance of shares may be paid in whole or in part in cash, or in any tangible or intangible property or benefit to the Corporation, including but not limited to promissory notes, services performed, contracts for services to be performed, or other securities of the Corporation. Establishment by the Board of Directors of the amount of consideration received or to be received for shares of the Corporation shall be deemed to be a determination that the consideration so established is adequate.

     4.3 Transfers. Shares may be transferred by delivery of the certificate, accompanied either by an assignment in writing on the back of the certificate, or by a written power of attorney to sell, assign and transfer the same, signed by the record holder of the certificate. Except as otherwise specifically provided in these Bylaws, no shares of stock shall be transferred on the books of the Corporation until the outstanding certificate therefor has been surrendered to the Corporation.

     4.4 Loss or Destruction of Certificates. In the event of the loss or destruction of any certificate, a new certificate may be issued in lieu thereof upon satisfactory proof of such loss or destruction, and upon the giving of security against loss to the Corporation by bond, indemnity or otherwise, to the extent deemed necessary by the Board of Directors, the Secretary, or the Treasurer.

     4.5 Fixing Record Date. The Board of Directors may fix in advance a date as the record date for determining shareholders entitled: (i) to notice of or to vote at any shareholders' meeting or any adjournment thereof; (ii) to receive payment of any share dividend; or (iii) to receive payment of any distribution. The Board of Directors may in addition fix record dates with respect to any allotment of rights or conversion or exchange of any securities by their terms, or for any other proper purpose, as determined by the Board of Directors and by law. The record date shall be not more than 70 days and, in case of a meeting of shareholders, not less than 10 days (or such longer period as may be required by Washington law or applicable federal securities law or the rules of any exchange or automated quotation system on which shares of the Corporation are listed or quoted) prior to the date on which the particular action requiring determination of shareholders is to be taken. If no record date is fixed for determining the shareholders entitled to notice of or to vote at a meeting of shareholders, the record date shall be the date before the day on which notice of the meeting is mailed. If no record date is fixed for the determination of shareholders entitled to a distribution (other than one involving a purchase, redemption, or other acquisition of the Corporation's own shares), the record date shall be the date on which the Board adopted the resolution declaring the distribution. If no record date is fixed for determining shareholders entitled to a share dividend, the record date shall be the date on which the Board of Directors authorized the dividend.

                                 SECTION 5.
                         BOOKS, RECORDS AND REPORTS
                         --------------------------

     5.1 Records of Corporate Meetings, Accounting Records and Share Registers. The Corporation shall keep, as permanent records, minutes of all meetings of the Board of Directors and shareholders, and all actions taken without a meeting, and all actions taken by a committee exercising the authority of the Board of Directors. The Corporation or its agent shall maintain, in a form that permits preparation of a list, a list of the names and addresses of its shareholders, in alphabetical order by class of shares, and the number, class, and series, if any, of shares held by each. The Corporation shall also maintain appropriate accounting records, and at its principal place of business shall keep copies of: (a) its Articles of Incorporation or restated Articles of Incorporation and all amendments in effect; (b) its Bylaws or restated Bylaws and all amendments in effect; (c) minutes of all shareholders' meetings and records of all actions taken without meetings for the past three years; (d) the year-end balance sheets and income statements for the past three fiscal years, prepared as required by Washington law; (e) all written communications to shareholders generally in the past three years; (f) a list of the names and business addresses of its current officers and directors; and (g) its most recent annual report to the Secretary of State.

     5.2 Copies of Corporate Records. Any person dealing with the Corporation may rely upon a copy of any of the records of the proceedings, resolutions, or votes of the Board of Directors or shareholders, when certified by the Chairman of the Board, President, Vice President, Secretary or Assistant Secretary.

     5.3 Examination of Records. A shareholder shall have the right to inspect and copy, during regular business hours at the principal office of the Corporation, in person or by his or her attorney or agent, the corporate records referred to in the last sentence of Section 5.1 of these Bylaws if the shareholder gives the Corporation written notice of the demand at least five business days before the date on which the shareholder wishes to make such inspection. In addition, if a shareholder's demand is made in good faith and for a proper purpose, a shareholder may inspect and copy, during regular business hours at a reasonable location specified by the Corporation, excerpts from minutes of any meeting of the Board of Directors, records of any action of a committee of the Board of Directors, records of actions taken by the Board of Directors without a meeting, minutes of shareholders' meetings held or records of action taken by shareholders without a meeting not within the past three years, accounting records of the Corporation, or the record of shareholders; provided that the shareholder shall have made a demand describing with reasonable particularity the shareholder's purpose and the records the shareholder desires to inspect, and provided further that the records are directly connected to the shareholder's purpose. This section shall not affect any right of shareholders to inspect records of the Corporation that may be otherwise granted to the shareholders by law.

     5.4 Financial Statements. Not later than four months after the end of each fiscal year, or in any event prior to its annual meeting of shareholders, the Corporation shall prepare a balance sheet and income statement in accordance with Washington law. The Corporation shall furnish a copy of each to any shareholder upon written request.

                                 SECTION 6.
                                FISCAL YEAR
                                -----------

     The fiscal year of the Corporation shall be as set forth in Exhibit A.

                                 SECTION 7.
                               CORPORATE SEAL
                               --------------

     The corporate seal of the Corporation, if any, shall be in the form shown on Exhibit A.

                                 SECTION 8.
                    MISCELLANEOUS PROCEDURAL PROVISIONS
                    -----------------------------------

     The Board of Directors may adopt rules of procedure to govern any meetings of shareholders or directors to the extent not inconsistent with law, the Corporation's Articles of Incorporation, or these Bylaws, as they are in effect from time to time. In the absence of any rules of procedure adopted by the Board of Directors, the chairman of the meeting shall make all decisions regarding the procedures for any meeting.

                                 SECTION 9.
                            AMENDMENT OF BYLAWS
                            -------------------

     The Board of Directors is expressly authorized to make, alter and repeal the Bylaws of the Corporation, subject to the power of the shareholders of the Corporation to change or repeal the Bylaws.

                                SECTION 10.
                  INDEMNIFICATION OF DIRECTORS AND OTHERS
                  ---------------------------------------

     10.1 Grant of Indemnification. Subject to Section 10.2, each person who was or is made a party or is threatened to be made a party to or is involved (including, without limitation, as a witness) in any threatened, pending, or completed action, suit or proceeding, whether formal or informal, civil, criminal, administrative or investigative (hereinafter a "proceeding"), by reason of the fact that he or she is or was a director or officer of the Corporation or who, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of this or another corporation or of a partnership, joint venture, trust, other enterprise, or employee benefit plan, whether the basis of such proceeding is alleged action in an official capacity as a director or officer or in any other capacity while serving as a director, officer, employee or agent, shall be indemnified and held harmless by the Corporation to the fullest extent permitted by applicable law, as then in effect, against all expense, liability and loss (including attorneys' fees, costs, judgments, fines, ERISA excise taxes or penalties and amounts to be paid in settlement) reasonably incurred or suffered by such person in connection therewith, and such indemnification shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of his or her heirs, executors and administrators.

     10.2 Limitations on Indemnification. Notwithstanding Section 10.1, no indemnification shall be provided hereunder to any such person to the extent that such indemnification would be prohibited by the Washington Business Corporation Act or other applicable law as then in effect, nor, except as provided in Section 10.4 with respect to proceedings seeking to enforce rights to indemnification, shall the Corporation indemnify any such person seeking indemnification in connection with a proceeding (or part thereof) initiated by such person except where such proceeding (or part thereof) was authorized by the Board of Directors of the Corporation.

     10.3 Advancement of Expenses. The right to indemnification conferred in this section shall include the right to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its final disposition, except where the Board of Directors shall have adopted a resolution expressly disapproving such advancement of expenses. Such an advancement of expenses shall be made upon delivery to the Corporation of an undertaking, by or on behalf of the claimant, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal that such claimant is not entitled to be indemnified for such expenses under this Section 10.3.

     10.4 Right to Enforce Indemnification. If a claim under Section 10.1 is not paid in full by the Corporation within 60 days after a written claim has been received by the Corporation, or if a claim for expenses incurred in defending a proceeding in advance of its final disposition authorized under Section 10.3 is not paid within 20 days after a written claim has been received by the Corporation, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and, to the extent successful in whole or in part, the claimant shall be entitled to be paid also the expense of prosecuting such claim. The claimant shall be presumed to be entitled to indemnification hereunder upon submission of a written claim (and, in an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition, where the required undertaking has been tendered to the Corporation), and thereafter the Corporation shall have the burden of proof to overcome the presumption that the claimant is so entitled. It shall be a defense to any such action (other than an action with respect to expenses authorized under Section 10.3) that the claimant has not met the standards of conduct which make it permissible hereunder or under the Washington Business Corporation Act for the Corporation to indemnify the claimant for the amount claimed, but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel, or its shareholders) to have made a determination prior to the commencement of such action that indemnification of or reimbursement or advancement of expenses to the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth herein or in the Washington Business Corporation Act nor (except as provided in Section 10.3) an actual determination by the Corporation (including its Board of Directors, independent legal counsel, or its shareholders) that the claimant is not entitled to indemnification or to the reimbursement or advancement of expenses shall be a defense to the action or create a presumption that the claimant is not so entitled.

     10.5 Nonexclusivity. The right to indemnification and the payment of expenses incurred in defending a proceeding in advance of its final disposition conferred in this section shall be valid to the extent consistent with Washington law.

     10.6 Indemnification of Employees and Agents. The Corporation may, by action of its Board of Directors from time to time, provide indemnification and pay expenses in advance of the final disposition of a proceeding to employees and agents of the Corporation on the same terms and with the same scope and effect as the provisions of this section with respect to the indemnification and advancement of expenses of directors and officers of the Corporation or pursuant to rights granted pursuant to, or provided by, the Washington Business Corporation Act or on such other terms as the Board may deem proper.

     10.7 Insurance and Other Security. The Corporation may maintain insurance, at its expense, to protect itself and any individual who is or was a director, officer, employee or agent of the Corporation or another Corporation, partnership, joint venture, trust or other enterprise against any liability asserted against or incurred by the individual in that capacity or arising from his or her status as an officer, director, agent, or employee, whether or not the Corporation would have the power to indemnify such person against the same liability under the Washington Business Corporation Act. The Corporation may enter into contracts with any director or officer of the Corporation in furtherance of the provisions of this section and may create a trust fund, grant a security interest or use other means (including, without limitation, a letter of credit) to ensure the payment of such amounts as may be necessary to effect indemnification as provided in this section.

     10.8 Amendment or Modification. This section may be altered or amended at any time as provided in these Bylaws, but no such amendment shall have the effect of diminishing the rights of any person who is or was an officer or director as to any acts or omissions taken or omitted to be taken prior to the effective date of such amendment.

     10.9 Effect of Section. The rights conferred by this section shall be deemed to be contract rights between the Corporation and each person who is or was a director or officer. The Corporation expressly intends each such person to rely on the rights conferred hereby in performing his or her respective duties on behalf of the Corporation.

                                SECTION 11.
               REPRESENTATION OF SHARES OF OTHER CORPORATIONS
               ----------------------------------------------

     Unless otherwise restricted by the Board of Directors, the Chairman, President, and any Vice President of the Corporation are each authorized to vote, represent and exercise on behalf of the Corporation all rights incident to any and all shares of other corporations standing in the name of the Corporation. This authority may be exercised by such officers either in person or by a duly executed proxy or power of attorney.

                                   EXHIBIT A


Section 1.1. Date and time of annual shareholders' meeting: First Tuesday in November at 10:00 a.m.



Section 2.1. Number of members of Board of Directors, unless and until changed by resolution of the Board of Directors: Eight



Section 6.    Fiscal year: June 1 through May 31



Section 7.    Corporate Seal: As imprinted on this page.



     Date Bylaws Adopted: ____________________, 1996

                                                                               PRELIMINARY COPY
- -----------------------------------------------------------------------------------------------

PROXY
                                       PCT HOLDINGS, INC.
                                ANNUAL MEETING, OCTOBER 29, 1996
                             PROXY SOLICITED BY BOARD OF DIRECTORS

PLEASE SIGN AND RETURN THIS PROXY

     The undersigned hereby appoints Donald A. Wright and Roger P. Vallo, and each of them, proxies with power of substitution to vote on behalf of the undersigned all shares that the undersigned may be entitled to vote at the annual meeting of shareholders of PCT Holdings, Inc.
(the "Company"), on October 29, 1996, and any adjournments thereof, with all powers that the undersigned would possess if personally present, with respect to the following:

1.  ELECTION OF DIRECTORS:   [ ] FOR all nominees except     [ ] WITHOUT AUTHORITY to vote
                                 as marked to the contrary       for all nominees listed
                                 below.                          below.

                (INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL,
                        STRIKE A LINE THROUGH THE NOMINEE'S NAME BELOW.)

Donald B. Cotton, Allen W. Dahl, Herman L. "Jack" Jones, Paul Schmidhauser, Gregory Smith,
Robert L. Smith, Roger P. Vallo, and Donald A. Wright

2.    APPROVAL OF THE AMENDED AND RESTATED STOCK INCENTIVE PLAN:

      [ ]  FOR                      [ ]  AGAINST                       [ ]  ABSTENTION

3(a). APPROVAL OF REINCORPORATION IN WASHINGTON BY MERGER WITH SUBSIDIARY:

      [ ]  FOR                      [ ]  AGAINST                       [ ]  ABSTENTION

3(b). APPROVAL OF CORPORATE NAME CHANGE (if Proposal 3(a) is not approved):

      [ ]  FOR                      [ ]  AGAINST                       [ ]  ABSTENTION

4.  RATIFICATION OF APPOINTMENT OF MOSS ADAMS LLP AS INDEPENDENT ACCOUNTANT:

      [ ]  FOR                      [ ]  AGAINST                       [ ]  ABSTENTION

                         (Continued and to be signed on the other side)
- -----------------------------------------------------------------------------------------------

- -----------------------------------------------------------------------------------------------
5.  TRANSACTION OF ANY BUSINESS THAT PROPERLY COMES BEFORE THE MEETING OR ANY ADJOURNMENTS
THEREOF. A MAJORITY OF THE PROXIES OR SUBSTITUTES AT THE MEETING MAY EXERCISE ALL THE POWERS
GRANTED HEREBY.

     THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED ON THE REVERSE HEREOF, BUT
IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS; FOR THE
APPROVAL OF THE AMENDED AND RESTATED STOCK INCENTIVE PLAN; FOR THE REINCORPORATION, IF THE
REINCORPORATION FAILS, FOR THE CORPORATE NAME CHANGE; AND FOR THE RATIFICATION OF THE
APPOINTMENT OF MOSS ADAMS LLP AS THE COMPANY'S INDEPENDENT ACCOUNTANT. THE PROXIES MAY VOTE IN
THEIR DISCRETION AS TO OTHER MATTERS THAT MAY COME BEFORE THIS MEETING.

                                    Shares:                          Date: _______________, 1996


                                    ------------------------------------------------------------
                                    Signature or Signatures

                                    Please date and sign as name is imprinted hereon, including designation as executor, trust, etc. if applicable. A
                                    corporation must sign its name by the president or other
                                    authorized officer.

                                    The Annual meeting of Shareholders of PCT Holdings, Inc.
                                    will be held at the West Coast Wenatchee Convention Center, located at 121 North Wenatchee Avenue, Wenatchee,
                                    Washington, on October 29, 1996, at 10:00 a.m. Pacific
                                    Standard Time.


Please Note: Any shares of stock of the Company held in the name of fiduciaries, custodians or brokerage houses for the benefit of their clients may only be voted by the fiduciary, custodian or brokerage house itself. The beneficial owner may not directly vote or appoint a proxy to vote the shares and must instruct the person or entity in whose name the shares are held how to vote the shares held for the beneficial owner. Therefore, if any shares of stock of the company are held in "street name" by a brokerage house, only the brokerage house, at the instructions of its client, may vote or appoint a proxy to vote the shares.
- -----------------------------------------------------------------------------------------------